                                                                  EXHIBIT 10(dd)


                                     LEASE


                 THIS LEASE made as of this _____ day of November, 1995, between NOVA ASSOCIATES, LLC, a Connecticut limited liability company having its principal office c/o The Casle Corporation, 200 Fisher Drive, Avon, Connecticut 06001 (herein the "Landlord") and NOVAMETRIX MEDICAL SYSTEMS INC., a Delaware corporation having its headquarters at One Barnes Industrial Park Road, Wallingford, Connecticut (herein the "Tenant").


                        W I T N E S S E T H   T H A T :


                                  ARTICLE 1

                                   PREMISES

                 The Landlord hereby leases to the Tenant and the Tenant hereby takes from Landlord a certain piece or parcel of land known as Carpenter Lane, Wallingford, Connecticut, more particularly bounded and described in Exhibit A, attached hereto and made a part hereof, together with any and all buildings, structures, improvements, appurtenances, rights, privileges and easements now or hereafter benefiting, belonging or pertaining thereto including, without limitation, a 52,700 square foot office/warehouse/light manufacturing/laboratory building (the "Building") and other Improvements (as defined in Section 4.1 of this Lease) to be constructed on said land as described on Exhibit B annexed hereto, together with the exclusive benefit of all rights, appurtenances, privileges, easements, rights of ingress or egress, licenses or hereditaments now or hereafter belonging or appertaining to any of the foregoing (the "Premises").

                                  ARTICLE 2

                                     TERM

                 Section 2.1 Commencement Date. Landlord shall notify Tenant that Landlord is prepared to deliver possession of the Premises after both of the following have occurred:





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                 (a)      Landlord has received an unconditional certificate of
occupancy for the Building from the Town of Wallingford; and

                 (b) Except for punch list items that shall not interfere with the use and operation of the Premises for the purposes intended by this Lease, Landlord has achieved Substantial Completion (as defined in Section 4.1 of this Lease) of the construction of the Improvements as defined in Section
4.1 of this Lease.

                 Upon receipt of such notice, Landlord and Tenant shall inspect the Premises, identify any portions of the work not then complete in accordance with the Plans and Specifications (as defined in Section 4.1 of this Lease), and establish a reasonable schedule to complete said items of work. Not later that ten (10) days after such inspection, Landlord and Tenant shall enter into a written agreement in recordable form (the "Commencement Date Agreement") which Commencement Date Agreement shall set forth the commencement date of this Lease as of the date which is the first day of the month following the month in which the conditions set forth in Sections 2.1(a) and (b)have been satisfied ("Commencement Date"); provided however that the Commencement Date shall in no event be earlier than August 1, 1996. In the event Tenant occupies the Premises for the period between Date of Substantial Completion and the Commencement Date for purposes other than moving its furniture and fixtures in, Tenant shall pay Landlord rental on a per diem basis for the period of occupancy.

                 Section 2.2 Initial Term. The initial term of this Lease is for a period of twelve (12) years commencing on the Commencement Date (the Initial Term").

                 Section 2.3 Renewal Term. At the expiration of the Initial Term of this Lease, if this Lease shall then be in full force and effect and the Tenant is not in default in any material respect thereof beyond any applicable grace period provided herein, Tenant shall have the option to renew this Lease for one additional five (5) year term ("Renewal Term") on the same terms and conditions as are contained herein ("Option to Renew"). The Tenant shall give Landlord written notice of its election to exercise the Option to Renew this Lease not less than nine (9) months prior to the expiration of the Initial Term hereof.





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                                  ARTICLE 3

                                     RENT

                 Section 3.1 Basic Rent. Subject to Section 4.1 hereof, beginning on the Commencement Date of this Lease, Tenant covenants and agrees to pay, without demand, rent in monthly installments, in amounts determined in accordance with the provisions herein ("Basic Rent"). If by reason of any of the provisions of this Lease, the Basic Rent shall commence on any other than the first day of a calendar month, or shall terminate on any other than the last day of a calendar month, the Basic Rent for such calendar month shall be prorated. The annual Basic Rent during the Initial Term shall be FOUR HUNDRED EIGHT THOUSAND FOUR HUNDRED TWENTY-FIVE AND 04/100 ($408,425.04) DOLLARS due and payable in equal monthly installments of THIRTY-FOUR THOUSAND THIRTY-FIVE AND 42/100 ($34,035.42) DOLLARS.

                 Section 3.2 Basic Rent Adjustments. Commencing on the sixth, eleventh and, assuming an extension of the Initial Term pursuant to Section 2.3 of this Lease, the fifteenth anniversary dates of the Commencement Date, annual Basic Rent shall be increased by using the following CPI Increase Formula: using the Index (as hereinafter defined) applicable on the first day of the month in which this Lease commences or on the last adjustment date, as the case may be, as the denominator and the difference obtained by subtracting from the Index number for the first month of the sixth, eleventh or fifteenth lease years, as the case may be, the Index applicable on the first day of the month in which this Lease commences, or on the last adjustment date, as the case may be, as the numerator, then multiply said resulting fraction (expressed as a decimal) times the Basic Annual Rent in effect immediately prior to the sixth, eleventh or fifteenth anniversary dates of the commencement Date, as applicable, and then multiply the product thereof by 25%, which resulting amount when added to the Basic Annual Rent in effect immediately prior to the sixth, eleventh or fifteenth anniversary dates of the Commencement Date, as applicable, shall be the adjusted annual Basic Rent for the applicable period.

                 As used in this Section 3.2, "Index" shall mean the "All Items" portion of the "Consumer Price Index for All Urban Consumers: U.S. City Average (1982-84=100), as compiled by the Bureau of Labor Statistics, United States Department of Labor. If such Price Index should in the future be compiled on a different basis, appropriate adjustments will be made for purposes of computations. If the United States Department of Labor no longer compiles and





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publishes such Index, any comparable index published by any other branch or department of the federal government shall be used for the purpose of computing the adjustments herein provided for, and if no such index is compiled and published by any branch or department of the federal government, the statistics reflecting the cost of living changes, as compiled by any institution, organization or individual generally recognized as an authority by financial and insurance institutions shall be used as a basis for such adjustments.

                 Section 3.3 Payment. Basic Rent and any additional amounts due hereunder shall be paid in monthly installments, due and payable on the first day of each and every month in advance at the address of Landlord provided herein. All installments of Basic Rent paid after the tenth day of the month shall bear interest at the rate of two percent per annum over the prime rate then published in the Wall Street Journal (New York Edition).

                 Section 3.4 Additional Rent. Any and all payments payable by the Tenant under this Lease other than Basic Rent shall be deemed Additional Rent and the Landlord reserves the same rights and remedies against the Tenant for default in making any such payments as the Landlord shall have for default in the payment of Rent; including, but not limited to, the right to seek any recover such payments as rent under any applicable provisions of the United States Bankruptcy Code.

                                  ARTICLE 4

                           CONSTRUCTION OF PREMISES

                 Section 4.1 Construction by Landlord. Landlord shall, at its sole cost and expense, construct the Building on the Premises, which Building upon completion of construction shall contain approximately 52,700 square feet and, as part of its construction, Landlord shall landscape all grounds and complete all parking, sidewalk and curb areas and shall perform such other work, and do all such other acts and things, contemplated by the Plans and Specifications. The work to be performed and completed by Landlord shall be substantially in accordance with the plans, specifications and building narrative referred to in Exhibit B attached hereto and made a part hereof, subject to any changes, revisions, and additions to such plans and specifications which may be agreed to by Landlord and Tenant in writing, which work shall include all construction necessary to allow occupancy by the Tenant for the purposes





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intended as set forth in this Lease (such plans, specifications and building narrative are collectively referred to herein as the "Plans and Specifications"). Tenant shall be deemed to have approved any drawings submitted to it by Landlord if Landlord does not receive written objection thereto within fifteen (15) business days after submission to Tenant. Landlord shall satisfy all the conditions set forth in Section 2.1(a) and Section 2.1(b) on or before August 1, 1996, provided, however, that if (i) all of such conditions are not satisfied by August 1, 1996 subject to Unavoidable Delays (as hereinafter defined) Landlord shall reimburse Tenant for one-half of the amount in excess of the current rental due during the months of August, September and October, 1996 and 100% of the said excess rental after October 31, 1996 to be paid by Tenant to its current landlord as a holdover rent for the period of such delay, (ii) all of such conditions are not satisfied by August 1, 1996 subject to Unavoidable Delays (as hereinafter defined), Tenant shall be given a rent credit of one day for each day after August 1, 1996 that all of such conditions are not satisfied and for each day after August 1, 1996 that the Commencement Date actually occurs, which rent credit shall be applied to the rent due and payable from and after the Commencement Date and (iii) all of such conditions are not satisfied by February 1, 1997 Tenant shall have the right to terminate this Lease by giving written notice thereof to Landlord, and in such event Tenant and Landlord shall be released of all obligations to each other. "Unavoidable Delays" shall mean, in respect of Landlord's failure to satisfy all of the conditions specified in Section 2.1(a) and (b) hereof for the purposes of determining any rent credit to Tenant, a delay arising out of any strike, lockout, labor dispute, inability to obtain labor or materials, Tenant's negligence, adverse weather conditions not reasonably anticipatable, changes in the work authorized by Tenant or other delay outside the reasonable control of Landlord. "Substantial Completion" means the date on which all of the following have occurred:

                 (a) Landlord's work described herein has been substantially completed in compliance with the provisions of Section 4.1 and
4.2 hereof;

                 (b) all permits, fire underwriter's certificates and certificates of occupancy required for the use and occupancy of the Premises have been issued by the appropriate governmental authority;

                 (c) all facilities, systems and utilities servicing the Premises are in good working order so as to





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permit the Premises to be used and occupied for its intended purposes;

                 (d) the warranties and representations of Landlord set forth in this Lease shall be true and correct;

                 (e) a certificate of substantial completion shall have been issued by the Landlord's architect.

                 Section 4.2 Change Orders during Construction. Notwithstanding the foregoing, Tenant shall have the right to cause the Landlord to make reasonable changes to such Plans and Specifications, without approval by Landlord, as long as such changes do not result in material delays or increased costs, it being understood and agreed that if any changes to the Plans and Specifications are required to comply with building, zoning and other applicable laws or any of the other requirements set forth in Section 4.2 hereof, the Landlord shall be solely responsible for the cost of all such revisions to the Plans and Specifications and the cost of all work and related expenses resulting therefrom. Tenant shall further have the right to cause the Landlord to make reasonable changes to such Plans and Specifications with the approval of Landlord should these changes cause an increase in the project costs. Tenant at its option shall compensate Landlord for such increased costs by either paying Landlord upon submission of an invoice for the work completed or amending the annual Basic Rent due under this Lease by the product of the cost of the change order times .1075. Landlord shall not finance more than $50,000 in change order costs pursuant to this Section 4.2.

                 Section 4.3 Compliance with Laws. The Improvements shall be accomplished by Landlord and its contractors promptly and with due diligence in accordance with the Plans and Specifications and the construction schedule attached hereto as Exhibit C in a skillful and workmanlike manner using only new, first class materials as defined in the Plans and Specifications, and in compliance with the building and zoning laws of the municipality or other governmental unit wherein the Premises are located and with all applicable federal, state and local laws, rules, orders, and regulations (including, without limitation, the Americans with Disabilities Act) the Permitted Exceptions (as hereinafter defined, the Covenants (as hereinafter defined) and all other applicable covenants, conditions and other encumbrances of any kind affecting the Premises) and in accordance with the orders, rules, and regulations of any company or association insuring the Premises such that the Premises may be occupied for the





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purposes intended as set forth in this Lease.  All building permits, temporary and permanent certificates of occupancy and other governmental approvals required to construct and renovate the Premises and to permit occupancy as an office/ warehouse/manufacturing/laboratory building shall be obtained by Landlord at the sole cost and expense of Landlord.

                 Section 4.4 Warranties. Except as noted herein to the contrary, Landlord shall correct at its own cost and expense within thirty (30) days, or such longer period as reasonably necessary while proceeding with due diligence, (i) any defects due to faulty workmanship or materials or design which shall appear in the Building or at the Premises within one (1) year after the Commencement Date of this Lease, provided that written notice of such defect shall first be given by Tenant to Landlord during said one (1) year period and (ii) any portion of the work performed by Landlord that shall not have been performed in compliance with all the legal and insurance requirements, Permitted Exceptions, or the Covenants, in effect at the time the work was performed as specified in a written notice given by Tenant to Landlord at any time after any such work shall have been performed.

                 Section 4.5 Access by Tenant. During the course of the construction by Landlord, Tenant and its workmen shall have access to the Premises for the purposes of inspecting the work, taking measurements, marking plans, installing trade fixtures and equipment, erecting temporary or permanent signs, and doing such other work as may be appropriate or desirable without being deemed thereby to have taken possession or obligated itself to pay rent or other charges. Tenant agrees that: (i) it shall not unreasonably interfere with Landlord's construction of the Premises; (ii) all such work done by Tenant prior to the Commencement Date shall be done only with such labor as will not result in work stoppage; (iii) Landlord shall have no liability to Tenant for damage to any property of Tenant stored on the Premises unless caused by Landlord's negligence; and (iv) Tenant shall pay the cost of repair should any work done on the Premises by Tenant or its workmen during the course of construction damage the Improvements being performed by Landlord.

                 Section 4.6 Mechanic's Liens. Landlord and Tenant shall not permit any mechanic's lien to be filed against the Premises by reason of work, labor, services or materials supplied or claimed to have been supplied to Landlord or Tenant. Should any such lien be filed against the Premises, the party against whom the lien was filed (the





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"lienee") shall cause lien to be discharged of record.  If the lienee fails to discharge the lien, the other party may at its option, take whatever action is required to discharge such lien. Any costs including reasonable attorneys' fees incurred by either party in connection with the discharge of a lien filed against the lienee shall, in the case of Landlord incurring such costs, be deemed to be additional rent hereunder and in the case of either Landlord or Tenant incurring such costs shall be due upon demand together with all reasonable, necessary incidental costs and expenses incurred in connection therewith.

                                  ARTICLE 5

                   USE OF PREMISES AND COMPLIANCE WITH LAWS

                 Section 5.1 Use of Premises. The Tenant covenants and agrees that during the term of this Lease, the Premises shall be used only and exclusively for office/warehouse/research & development purposes or for any other legal purpose not inconsistent with the character and location of the Premises and the Medway Business Park Covenants (the "Covenants"), a copy of which are attached hereto as Exhibit D. Tenant will not use and will not permit anyone to use the Premises for any other purpose without the prior written consent of Landlord.

                 Section 5.2 Signs. Tenant shall have an allowance of $2,500 from Landlord to reimburse it for the costs to install and erect a sign on the exterior of the building. Thereafter, the Tenant may install and erect indoor and outdoor signs at the Premises, subject to approval of any applicable municipal authorities and the Medway Business Park if required. Tenant shall be responsible for the maintenance of any such signs and any damage resulting from installation or maintenance of such signs. Tenant's signs may be of any type, design, color and size Tenant desires so long as Tenant obtains all necessary governmental approvals for such signs and the signs are in keeping with the character of the building and are in conformity with applicable laws and Covenants.

                 Section 5.3 Compliance with Laws. After the Commencement Date and at all times during the term of this Lease, Tenant shall comply with all applicable laws, ordinances, Covenants and regulations and with the directions of all public officials now or hereafter having jurisdiction with respect to the use and occupancy thereof, foreseen and unforeseen, ordinary and extraordinary. Tenant shall likewise observe and comply with the requirements of





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public liability, fire and other policies of insurance at any time in force with respect to the Premises.

                                  ARTICLE 6

                             TAXES & ASSESSMENTS

                 Section 6.1 Assessments and Utility Charges. Beginning on the Commencement Date of this Lease, Tenant covenants and agrees to pay or cause to be paid, as additional rent, all taxes and charges on account of the use, occupancy or operation of the Premises during the term of this Lease including but not limited to sales, use, personal and real property taxes, all occupation and license fees, sewer and utility assessments, and gas, telephone, electric power, sewer, water and utility charges assessed or charged on or against the Premises or on account of Tenant's use or occupancy thereof, or the business conducted therein, it being understood and agreed that the foregoing shall exclude gift, inheritance, estate, franchise, income profits, capital or similar tax imposed on the Landlord and any amount attributable to the cost or deferred cost of construction of the Improvements or any off-site improvements to service the Premises.

                 Section 6.2 Additional Tax. If at any time during the term of this Lease or any renewal thereof, the methods of taxation prevailing at the Commencement Date shall be altered so that in lieu of or as a substitute for the whole or any part of the real estate taxes now levied, assessed or imposed on the real estate and the improvements thereon, there shall be levied, assessed and imposed, a tax, assessment, levy, imposition or charge wholly or partially as a capital levy or otherwise then all such taxes, assessments, levies, impositions or charges or the part thereof so measured or based, shall be deemed to be real estate taxes for the purposes hereof, but only to the extent such real estate taxes would be payable as if the Premises was the only property of Landlord subject to such real estate taxes; provided further, however, that Tenant shall not in any year be obligated to pay any greater amount pursuant to this Section 6.2 than would have been payable to Landlord by way of such substituted tax had the rent payable by Tenant under Section 3.1 been the sole taxable income of Landlord for the year in question against which Landlord had been allowed the deductions, credits or exemptions applicable solely to such income. Nothing herein shall be construed to require Tenant to pay any income taxes of Landlord.





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                 Landlord hereby represents and warrants to, and covenants
with, Tenant that there are currently no local improvement districts, special assessments or state or local impact fees that are assessed against, encumber or affect the Premises other than those listed in the Permitted Exceptions to title set forth in Exhibit E hereof and there are no agreements relating to such improvements districts, special assessments of state or local impact fees to which Landlord or any affiliate or predecessor of Landlord is a party.

                 Taxes and assessments payable by Tenant hereunder shall be payable by Tenant to Landlord within ten (10) days after receipt of written notice of payment thereof from Landlord, which demand shall not be made by Landlord more than 15 days prior to the due date of the corresponding payment.

                 Section 6.3 Appeals from Assessments. Notwithstanding the provisions of this Paragraph, Tenant shall not be required to pay and shall not be in default for refusing to pay when due any tax, charge, imposition or assessment against the Premises so long as Tenant shall in good faith contest the amount or validity thereof before any assessing or reviewing body or court having jurisdiction to hear such contest; provided, however, Tenant agrees to pay any such tax, charge, imposition or assessment together with any interest, costs and penalties thereon, before the time when the Premises may be forfeited or sold for the nonpayment thereof. Tenant shall have the right to institute, at its expense, tax certiorari or other proceedings to contest the assessed valuation of the Premises or any portion thereof and/or otherwise to contest the amount of any real estate taxes with respect to any or all of the same on behalf of and in the name of Landlord.

                 Section 6.4 Proof of Payments. Tenant shall use reasonable efforts to file all statements or reports which may be required under applicable law of which Tenant is aware in connection with any tax, charge, fee, rate, imposition or assessment referred to in this Paragraph and required to be paid by Tenant. Upon request, Tenant shall furnish to Landlord official receipts or other proof reasonably satisfactory to the Landlord of the payment of all such taxes, charges, impositions, and assessments.





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                                  ARTICLE 7

                                  INSURANCE

                 Section 7.1 Extended Coverage. From and after the Commencement Date, Tenant shall at all times during the term of this Lease, at its sole cost and expense, maintain an insurance policy for building coverage, which policy shall be on an "All Risk" basis, so called. The Building is to be insured subject to a replacement cost endorsement and an Agreed Amount endorsement in an amount not less than replacement cost of the Building with a deductible not greater than $1,000. Landlord shall provide Tenant with its reasonable estimate as to the replacement cost of the Building on an annual basis which estimate shall be used to procure the insurance.

                 Section 7.2 Public Liability Insurance. Tenant shall at all times during the term of this Lease, at its sole cost and expense, maintain public liability insurance which shall include coverage for claims for bodily injury, death or property damage occurring in, upon or about the Premises and shall have limits of not less than either (i) Personal Injury Liability of $2,000,000 for each occurrence and $2,000,000 aggregate, and Property Damage Liability of $1,000,000 for each occurrence and $1,000,000 aggregate or (ii) Combined Personal Injury and Property Damage Liability of $2,000,000 for each occurrence and $2,000,000 aggregate.

                 Section 7.3 Rental Loss Insurance. Tenant shall at all times during the term of this Lease, at its sole cost and expense, maintain a rental loss insurance policy which shall include coverage in the amount of one (1) year's annual Basic Rent due under this Lease. In the event that Landlord shall collect insurance proceeds under the rental loss insurance carried by Tenant, then Tenant shall receive an abatement of Basic Rent due in an amount equal to the amount collected by Landlord pursuant to the rental loss insurance policy.

                 Section 7.4 Insureds. All policies of property insurance shall include as additional insured any mortgagee and Landlord as their respective interests may appear, notwithstanding any act of negligence on their part which might otherwise result in forfeiture of said insurance. All policies of liability insurance shall include the Landlord as an additional insured. Tenant shall deliver completed certificates of insurance evidencing such coverage prior to the commencement of this Lease and not less than ten
(10) days prior to the expiration of the existing policy.  Tenant





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shall have no obligation to pay for any insurance other than as set forth herein.

                 Section 7.5 Waiver. Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each hereby waive any and all rights of recovery, claim, action or cause of action against the other, its agents, officers or employees, for any loss or damage that may occur to the Premises, or any improvements thereto, by reason of fire, the elements or any other cause which could be insured against under the terms of standard fire and extended coverage insurance policies referred to in this Article 7, regardless of cause or origin, including the negligence of the other party hereto, its agents, officers or employees.

                 Section 7.6 Cancellation. All such policies of insurance shall provide that such policy shall not be canceled or coverage reduced without less than thirty (30) days written notice to Landlord.

                                   ARTICLE 8

                             RIGHT TO CURE DEFAULTS

                 Section 8.1 Landlord's Right to Cure Tenant's Default. In addition to any other rights or remedies of Landlord under this Lease or otherwise, if Tenant shall be in default hereunder, which default shall continue for thirty (30) days after written notice thereof from Landlord, then Landlord shall have the right, but not the obligation, to cure such default, in which event Tenant shall pay to Landlord upon demand, as additional rent, all reasonable sums paid by Landlord plus all reasonable necessary incidental costs and expenses incurred in connection with the curing of such default. Tenant covenants and agrees to pay such sums when due and Landlord shall have the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of rent. Notwithstanding the foregoing, if the default cannot be cured within a period of thirty (30) days, then as long as Tenant shall commence the curing thereof within thirty (30) days of notice from Landlord and with reasonable diligence cure the same, Landlord shall not have the aforesaid right. If in the Landlord's reasonable judgment an emergency shall exist, the aforesaid thirty (30) days notice shall be shortened to such reduced period, following notice, as shall be reasonable in the circumstances, prior to Landlord curing such default and may in such an event be given by telegram or other substitute means of writing.





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                                   ARTICLE 9

                            REPAIRS AND MAINTENANCE

                 Section 9.1 Care of Premises; Repairs by Tenant. Except as otherwise provided in Section 9.4 hereof to be Landlord's responsibility, throughout the term of this Lease, Tenant shall, at Tenant's sole cost and expense, maintain, protect and preserve the Premises and the fixtures and appurtenances therein in good order and condition and make all repairs to the Premises, other than structural repairs, as and when needed, including but not restricted to, for example all repairs to drains, roofing, paving, air conditioning, heating, plumbing, equipment, floor coverings, electrical installations and landscaping. When used in this Lease, the term "repairs" shall include replacements or renewals when necessary.

                 Section 9.2 Repair Work. All repairs shall be done in a good and workmanlike manner in compliance with all applicable laws, rules and regulations. If the Tenant fails, after thirty (30) days' written notice, to proceed with due diligence to make repairs required to be made by the Tenant, the Landlord may make such repairs, and the reasonable expenses thereof incurred by Landlord shall be collectable as additional rent hereunder. Upon expiration of the term hereof Tenant shall deliver to Landlord the Building in good order and condition reasonable wear and tear excepted and damage by fire or the elements excepted.

                 Section 9.3 Landlord's Liability. The Landlord shall not be liable for any damage or injury to any property of Tenant or of any other person from water, rain, snow, ice, sewerage, soot, gas, petroleum or electricity which may leak into or issue or flow from any part of the Premises, or from the bursting, breaking, obstruction, leaking or any defect of any of the pipes or plumbing appliances or from electric wiring or other fixtures on the Premises or from the condition of the Premises, the property adjacent thereto or from the street or subsurface except to the extent arising out of Landlord's negligence or willful misconduct.

                 Section 9.4 Landlord Responsibilities. Landlord, at its sole cost and expense, shall be responsible for (i) all structural repairs and replacements in respect of the Building or the Premises, including, without limitation, structural repairs and replacements in respect of the building frame, roof, foundation, exterior walls, columns and floor slabs and (ii) capital repairs or replacements in respect of any part of the Building or the Premises (including, without limitation, the heating, ventilating,





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air conditioning, plumbing, electrical and other systems, which have a useful life which extends beyond the then scheduled expiration of the term of the Lease in which case Tenant shall reimburse Landlord for the portion of the capital improvement cost allocable to the remainder of the term of the Lease).

                                   ARTICLE 10

                               TENANT ALTERATIONS

                 Section 10.1 Tenant Alterations. Tenant shall have the right, at its sole cost and expense, to make alterations, additions or changes in and to the Premises without affecting the rental due under this Lease subject, however, in all cases to the following:

                 (a) The conditions under which the alterations are to be performed shall be governed by the provisions of this Article;

                 (b) No alterations of any kind which would impair the market value or usefulness of the Premises for the purposes for which the same are to be used, as set forth in this Lease, shall be made without in each case the prior written consent of Landlord;

                 (c) No building now or hereafter located on the Premises shall be demolished or removed and no substantial change in the structure thereof shall be made without in each case the prior written consent of Landlord;

                 (d) No alterations involving an estimated cost of more than $50,000 shall be undertaken unless plans and specifications are submitted to and approved by Landlord, said approval being limited to a review of the compliance of the design with current building codes and compatibility with the building design.

                 Section 10.2 Work Performed by Tenant. With respect to any repairs, construction, restoration, replacements or alterations performed in or on the Premises by Tenant during the term hereof as provided in this Lease, Tenant agrees that:

                 (a) No work shall be undertaken until Tenant shall have procured and paid for all required municipal and all other governmental permits and authorizations of the applicable municipal departments and other governmental units. Landlord agrees to join in the application for any such permits and authorizations whenever such action is necessary;

                 (b) All work shall be done promptly and in good and workmanlike manner and in compliance with the building and zoning laws of the municipality or other governmental unit wherein the Premises are located and with all laws, ordinances, orders, rules and regulations of all federal, state and municipal governments and departments and in accordance with the orders, rules and regulations of any company or association insuring the Premises.

                 (c) Tenant shall not permit any mechanic's liens to be filed against the Premises as provided in Section 4.5 hereof.

                 Section 10.3 Title to Alterations. All such alterations, additions, fixtures and improvements made pursuant to this Article 10 shall become, be and remain the property of Tenant for the term of this Lease, but shall become the property of, and surrendered to, Landlord at the end or other termination of this Lease, provided however that movable furniture, movable personal property and movable trade or other fixtures put in at the expense of the Tenant may be removed by the Tenant. In the event of any such removal by Tenant, Tenant will remove such alterations, additions, fixtures and improvement at Tenant's sole cost and will restore the Premises to the condition in which they were before such work, reasonable wear and tear excepted.

                                   ARTICLE 11

                                   NET LEASE

                 This is an absolutely net lease and Landlord shall not be required to provide any services or do any act or thing with respect to the Premises or the appurtenances thereto except as may be specifically provided herein and the rent reserved herein shall be paid to Landlord without any claim on the part of Tenant for diminution, set-off or abatement and nothing shall suspend, abate or reduce the rent to be paid hereunder except as may be specifically provided in this Lease.

                                   ARTICLE 12

                                 EMINENT DOMAIN

                 Section 12.1 Entire Premises. If at any time during the term of this Lease, the entire Premises are condemned or taken for public purposes by and public or quasi-public authorities, and if the Lease is in full force and effect at that time, Tenant shall have at the time the Premises are so condemned or taken by Eminent Domain, the right to exercise its Option to Purchase as defined in Article 20 of this Lease in accordance with the provisions thereof (and the closing thereof shall take place prior to title vesting in the condemning authority), and to collect any proceeds paid by any governmental authority in connection with the condemnation. In the event that Tenant does not exercise its Option to Purchase, then Landlord and Tenant shall be released of their respective obligations hereunder and the term of this Lease shall terminate as of the date title vests in the condemning authority.

                 Section 12.2 Portion of the Premises. In the event only a portion of the Premises are condemned or taken for public purposes and such taking does not result in loss of 50% or more of the area of the Building or adversely affect the reasonable conduct of Tenant's business thereon including all ingress and egress and necessary parking related thereto, then this Lease shall continue in effect and the parties shall equitably adjust the rent due under this Lease. In the event the taking does result in loss of 50% or more of the area of the Building or adversely affect the reasonable conduct of Tenant's business thereon, then Tenant at its option may terminate this Lease as of the date of the taking or exercise its Option to Purchase. If any part of the Premises shall be so taken and this Lease shall not be terminated, then this Lease shall continue in full force and effect, except that Basic Rent and all Additional Rent shall be equitably apportioned and Landlord shall upon receipt of any award in condemnation make all necessary repairs and alterations to restore the Premises to as near its former condition as possible.

                 Section 12.3 Claims. Either party hereto shall be free to press any claim it might have against the condemning authority in connection with any total or partial taking or in connection with any deed being given in lieu thereof and the parties shall cooperate with the other in pursuing any such claim.

                                   ARTICLE 13

                            DESTRUCTION OF PREMISES

                 Section 13.1 Notice. If the Premises are damaged by fire or other casualty, the Tenant shall promptly notify Landlord thereof. Tenant shall promptly process the necessary claims under applicable insurance policies.

                 Section 13.2 Restoration Work. If the damage involves a loss of less than or equal to $50,000, all insurance proceeds shall be paid by Landlord to Tenant upon receipt of a written statement by Tenant stating that Tenant will undertake the restoration work.

                 If damage by fire or other casualty occurs in excess of $50,000 and this Lease has not been terminated pursuant to the provisions hereof, all insurance proceeds shall be paid to Landlord from time to time during the course of restoration work upon receipt of a written request by Landlord stating that Landlord has undertaken the restoration work which restoration work Landlord agrees to perform and a certificate from Landlord indicating: (i) the amount of the progress payment requested; (ii) a description of the work completed to date; (iii) lien waivers from all persons and firms who have provided labor and materials to the Premises through the date of such requested payment; and (iv) the additional costs necessary to complete the restoration work. At no time shall the balance of the insurance proceeds held by Landlord be reduced below the amount required to complete the restoration work, it being understood that so long as the Tenant has procured the insurance policies in the amounts specified in this Lease Landlord shall be required to pay any shortfall of funds needed to complete the restoration. During the progress of the restoration work, rent under this Lease will continue to be payable subject to a rent abatement for any area of the Premises that is untenantable to the extent that proceeds have been received under the applicable rental loss insurance policy. If the insurance proceeds exceed the entire cost of the restoration work, such sum shall be paid by Landlord to Tenant upon completion of such restoration work.

                 Section 13.3 Total Destruction. If the Premises are substantially damaged or totally destroyed by fire or other casualty, or if the proceeds of any applicable insurance policy covering the Premises are inadequate to permit the repair of the Premises, or if the Building shall be damaged to the extent of 75% or more of the cost of replacement thereof, or if the Building shall be damaged to the extent of 25% or more of the cost of replacement thereof at any time during the last year of the Initial Term (assuming Tenant shall not have exercised the Renewal Option) or any Renewal Term, if applicable, or if in the reasonable judgment of Landlord or Tenant reconstruction or rehabilitation of the damaged Premises is not economically feasible, then either Landlord or Tenant may at its option terminate this Lease by written notice within thirty (30) days of the fire or occurrence. Upon such termination, Tenant shall vacate the Premises and surrender the Premises to Landlord and Tenant shall cease to be liable for rent as of the day following the fire or occurrence and Landlord shall return any unearned rental prepaid by Tenant to Landlord.
Notwithstanding the foregoing, Landlord does not have the right to terminate this Lease if Tenant exercises its Option to Purchase in accordance with
Article 20 of this Lease, in which case all insurance proceeds shall be payable to Tenant. In all other cases all casualty insurance proceeds shall be payable to Landlord.

                 Section 13.4 General Provisions. Tenant will not be entitled to any damages or compensation from Landlord of any kind, whether for inconvenience, loss of business, annoyance or otherwise, arising out of any damage, destruction, repair or restoration of the Premises or any delay in making any such repair or restoration or in adjusting any insurance claims.

                 Notwithstanding the provisions of this Article 13, the Landlord shall not be required to pay out any insurance proceeds to Tenant, if and for so long as Tenant is in default in the payment of rental required under this Lease or if Landlord has received notice of any other monetary default on Tenant's part hereunder and such default is continuing beyond any applicable grace period provided herein.

                 Section 13.5 Tenant Election to Proceed. Notwithstanding anything to the contrary provided in Section 13, if Landlord shall give the notice of termination to Tenant in the circumstances set forth in this Section 13, Tenant shall have the right to give Landlord written notice within the thirty (30) day period following Tenant's receipt of such notice, stating that Tenant elects to cause this lease to continue in force and effect notwithstanding the giving of such notice by Landlord, in which event:

                            (i)   this Lease shall not cease and expire as
provided in this Section 13;

                           (ii)   Tenant shall proceed promptly and with due
diligence, and at its sole cost and expense, to repair and restore the Premises; and

                          (iii)   Landlord shall assign to Tenant all of
Landlord's interest in and to the proceeds of insurance in respect of such fire and casualty.

                                   ARTICLE 14

                                   INDEMNITY

                 Section 14.1 Tenant's Indemnification. Tenant will indemnify Landlord and its partners, employees and agents and save and hold them harmless from and against all claims, actions, causes of action, costs or expenses, including attorney's fees, of whatsoever kind and nature and by whosoever made arising from the negligent acts or omissions of Tenant, its agents, employees, invitees or contractors.

                 Section 14.2 Landlord's Indemnification. Landlord will indemnify Tenant and save and hold harmless Tenant from and against any loss, claim, damage, expense, including reasonable attorney's fees, or injury caused by or attributable to the negligent or intentional acts or omissions of Landlord, its partners, agents, employees, invitees or contractors.

                 Section 14.3 Waiver of Subrogation. Landlord and Tenant each hereby waives such causes of action either may have or acquire against the other which are occasioned by the negligence of either of them or their employees or agents resulting in the destruction of or damage to real or personal property belonging to the other and located on the Premises and to the extent of any proceeds of insurance actually received by such party. Landlord and Tenant further agree (to the extent no additional premium is charged therefor) to cause any insurance policy covering destruction of or damage to such real or personal property to contain a waiver of subrogation clause or endorsement under which the insurance company waives its right of subrogation against either party to this Lease in case of destruction of or damage to the aforementioned real or personal property.

                                   ARTICLE 15

                            DEFAULT AND TERMINATION

                 Section 15.1 Default. Tenant shall be deemed in default if any one or more of the following events shall occur and be continuing:

                 (a) Tenant defaults in paying the Basic Rent, the additional rent or any other payment required to be made by Tenant under this Lease when due and said rent remains unpaid for a period of ten (10) days after written notice thereof is given by Landlord to Tenant; or

                 (b) Tenant defaults in the observance or performance of any other covenant, obligation or agreement under this Lease and such default continues for thirty (30) days after written notice from Landlord to Tenant requesting that such default be cured, provided that Tenant shall not be considered to be in default if within said thirty (30) day period Tenant has commenced and is diligently proceeding to cure the matter complained of in Landlord's notice; or

                 (c) Tenant make an assignment for the benefit of creditors, or a petition in bankruptcy or insolvency or for reorganization of Tenant or for the appointment of a receiver or trustee for all or a portion of Tenant's property is filed by or against Tenant in any court pursuant to any statute and Tenant fails to secure discharge or provide other adequate assurance for the future performance of the Tenant's obligations under this Lease thereof within ninety (90) days thereafter.

                 In the event of default by Tenant as provided herein, Landlord, in addition to all other remedies which it may have in law or equity, at its option, may terminate this Lease forthwith and re-enter and take possession of the Premises pursuant to applicable summary process.

                 Section 15.2 Re-entry. Should Landlord re-enter the Premises upon any such event of default as provided in this Article 15, Landlord may remove all or any portion of the Landlord's equipment, machinery or apparatus therein which Landlord elects to do and, at its option, may relet the Premises or any part thereof from time to time for all or any part of the unexpired part of the term hereof.

                 Section 15.3 Damages. If any of the events of default set forth in Section 15.1 occur and this Lease is terminated, whether by suit or summary proceeding, reentry under this Lease or otherwise, Tenant shall continue to be liable to pay the monthly installments of Basic Rent and any additional rent accruing after such termination as and when due as provided in this Lease less the proceeds received by Landlord under any reletting entered into after such termination. In addition to any unpaid installments of Basic Rent which remain unpaid, Tenant shall further be liable to Landlord for all reasonable costs and expenses incurred by Landlord as a result of Tenant's default including but not limited to reasonable attorneys' fees, real estate commissions, property management fees, construction costs to make the Premises ready for a new tenant, and maintenance costs. Subject to the following sentence, the failure of the Landlord to relet the Premises or any part thereof shall not release or affect the Tenant's liability for damages. While the Tenant remains in default hereunder, Landlord agrees to undertake such reasonable measures as in its sole discretion are designed to seek alternative tenants or other rental arrangements for the Premises.

                 Section 15.4 Cumulative Remedies. The remedies to which the Landlord may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means or redress to which it may be lawfully entitled in case of any breach or threatened breach by Tenant of any provisions of this Lease. Failure by Landlord to insist in any case upon the strict performance of any of the provisions of this Lease, or to exercise any option herein contained, shall not be construed as a waiver of a future breach of the same covenant, agreement, or condition. Acceptance of rent by Landlord will not operate as a waiver of any default by Tenant in the performance of any of Tenant's obligations under this Lease regardless of any knowledge by Landlord of such default at the time of acceptance of such rent.

                 Section 15.5  Landlord Default.  If:

                 (a) Landlord shall default in performing any term, covenant, or condition of this Lease on the part of Landlord to be performed hereunder; and

                 (b)      such default shall continue for a period of thirty
(30) days after written notice by Tenant (or, if such default cannot reasonably be cured and remedied within such thirty (30) day period, if Landlord shall fail to commence the work, or initiate the action, required to cure and remedy such default promptly within such thirty (30) day period and thereafter prosecute such work or action in good faith continuously and diligently to completion).

Tenant may, at its option (but shall not be obligated to do so) and for the account of Landlord, expend such sum as may be necessary or desirable to perform and fulfill such term, covenant or condition and, in such case, Landlord shall pay to Tenant, upon demand, all reasonable sums paid by Tenant plus all reasonable incidental costs and expenses including any interest thereon incurred in connection with the curing of such default.

                                   ARTICLE 16

                                LANDLORD ACCESS

                 Landlord, through its agents and employees, shall have the right, upon reasonable notice, to enter the Premises during usual business hours for the purpose of (i) inspecting the same; (ii) making any necessary repairs and performing any work that may be necessary by reason of the Tenant's failure to make any such repairs or perform any such work or to commence the same after written notice from the Landlord; (iii) showing the Premises to prospective buyers or, during the last nine (9) months of the term of this Lease, showing the Premises to prospective tenants; (iv) performing work that may be necessary or desirable to comply with Environmental Laws as defined in
Section 24 hereof. Landlord shall perform any such work in such manner as to not unreasonably interfere with the Tenant's use and occupancy of the Premises. Such work may include environmental testing, environmental monitoring, soil and/or ground water remediation and soil removal from the Premises. No notice shall be necessary in the case of emergency. Nothing herein shall be deemed or construed as a duty upon the part of the Landlord to do any such repairs upon the Tenant's default in failing to perform the same.

                                   ARTICLE 17

                           ASSIGNMENT AND SUBLETTING

                 Section 17.1 Assignment and Subletting. Tenant shall neither assign this Lease in whole or in part nor sublease all or part of the Premises without the prior written consent of Landlord which consent shall not be unreasonably withheld or delayed. Provided that Tenant is not then in default under the terms hereof, Tenant shall have the right without the consent of Landlord to sublease or assign to any Affiliate, Subsidiary, Parent Company or Successor of Tenant. For purposes of this Section 17.1 the terms below shall have the following meanings:

                 (a) "Affiliate" shall mean any corporation which directly or indirectly controls or is controlled by or is under common control with Tenant. For this purpose, "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities or otherwise.

                 (b) "Parent Company" shall mean any corporation that shall, at the time, own directly or indirectly, not less than fifty-one percent (51%) of the outstanding stock of tenant.

                 (c) "Subsidiary" shall mean any corporation not less than fifty-one percent (51%) of whose outstanding stock shall, at the time, be owned by Tenant.

                 (d) "Successor" shall mean (i) a corporation in which or with which Tenant, its corporate successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions for merger or consolidation of corporations, provided that by operation of law or by effective provisions contained in the instruments of merger or consolidation, the liabilities of the corporations participating in such merger or consolidation are assumed by the corporation surviving such merger or created by such consolidation, or (ii) a corporation acquiring this Lease and the term hereby demised and a substantial portion of the property and assets or stock of Tenant, its corporate successors or assigns.

                 Section 17.2 Continuing Liability. Tenant covenants that, notwithstanding any assignment or sublease, whether or not in violation of the provisions of this Lease, and notwithstanding the acceptance of Basic Rent and/or Additional Rent by Landlord from an assignee, subtenant, or any other Person, Tenant shall remain fully and primarily and jointly and severally liable for the payment of all Basic Rent and/or Additional Rent due and to become due under this Lease and for the performance and observance of all of the covenants, agreements, terms, provisions and conditions of this Lease on the part of Tenant to be performed or observed. After any assignment, subletting, or other transfer permitted under this Article 17, Tenant's liabilities and obligations under this Lease shall not be discharged, released or impaired in any respect by an agreement or stipulation made by Landlord extending the term, or modifying any obligations contained in this Lease, or by any waiver or failure of Landlord to enforce any of Tenant's obligations under this Lease, and Tenant shall continue to be liable hereunder. If any such agreement or modification operates to increase the obligations of tenant under this Lease, the liability of Tenant shall continue to be no greater than as if such agreement or modification had not been made. To the extent that any Basic Rent received pursuant to an assignment or subletting exceeds Basic Rent under this Lease after deducting costs expended or incurred in relation to the assignment or subletting, one-half the remaining excess amount will be paid to Landlord.

                 Section 17.3 Option to Purchase Assignment. The Option to Purchase described in Section 20 of this Lease may not be assigned independent of this Lease.

                 Section 17.4 Leasehold Mortgage. Tenant shall have the right, without obtaining Landlord's consent, to subject all or any portion of its leasehold interest under this Lease to one or more mortgages, deeds of trust, collateral assignments or similar agreements.

                                   ARTICLE 18

                           SUBORDINATION TO MORTGAGE

                 Section 18.1 Subordination. Subject to Landlord's complying with its obligations under this Article 18, the Tenant agrees that this Lease shall be and hereby is automatically subordinate to any present or future mortgage on the Premises. The Tenant agrees, if so requested in writing by the Landlord, to sign any documents required to evidence such waiver and surrender of any and all right of prior lien which the Tenant has, might have, or ought to have by virtue of this Lease over any mortgage or mortgages which now are or which shall hereafter be placed upon the Premises, or any part thereof.
Subject to Landlord's complying with its obligations under this Article 18, the Tenant agrees that such mortgage or mortgages shall take precedence over this Lease and shall be entitled to the same rights and benefits, both at law and in equity, as said mortgage or mortgages would have had if executed, delivered and recorded prior to the lien of this Lease. As a condition to Tenant's subordination of its rights under this Lease to any existing or future holder of any mortgage or ground lease affecting the Premises, Landlord shall have obtained from such holder a nondisturbance agreement in favor of Tenant from any such mortgagee in form and substance reasonably satisfactory to Tenant. Landlord hereby represents and warrants to, and covenants with, Tenant that there are no mortgages, ground leases or similar liens affecting the Premises as of the date hereof.

                 Section 18.2 Non-Disturbance and Attornment. If any holder of a mortgage shall succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease or deed, then at the request of such successor (herein called Successor Landlord") and upon such Successor Landlord's written agreement to not disturb Tenant in its possession and to accept Tenant's attornment, Tenant shall attorn to and recognize such Successor Landlord as Tenant's Landlord under this Lease. Upon request of any such Successor Landlord, Tenant agrees that Tenant shall upon ten (10) days prior written notice execute and deliver any reasonable instrument that such Successor Landlord may reasonably request to evidence such attornment. Upon such attornment this Lease shall continue in full force and effect as a direct lease between the Successor Landlord and Tenant upon all of the terms, conditions, and covenants as are set forth in this Lease except that the Successor Landlord shall not (a) be liable for any previous act or omission of Landlord under this Lease; (b) be subject to any offset not expressly provided for in this Lease which theretofore shall have accrued to Tenant against Landlord; or (c) by any previous prepayment of more than one (1) month's rent or additional rent, unless such prepayment shall have been expressly approved in writing by the holder of such mortgage.

                 Section 18.3 Statement of Lease Status. Tenant shall from time to time upon written request by Landlord, execute and deliver to Landlord within ten (10) days of such written request, a written declaration in recordable form:

                 (1)      ratifying this Lease;

                 (2) expressing the commencement and termination dates thereof;

                 (3) certifying that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended (except by writings as shall be stated;

                 (4) that all conditions under this Lease to be performed by Landlord have been satisfied, or stating those alleged to remain unsatisfied;

                 (5) that there are no defenses or offsets against the enforcement of this Lease by Landlord, or stating those claimed by Tenant;

                 (6)      the date to which rent has been paid;

                 (7) those elements necessary to record a statutory notice of lease.

Landlord's mortgage lenders and/or purchasers shall be entitled to rely upon the same.

                 Section 18.4 Waiver of Lien. Landlord shall, upon request of Tenant, execute and deliver in favor of Tenant and any lender providing financing to Tenant a waiver of lien with respect to any furniture, fixtures or equipment at the Premises belonging to Tenant and a notice to such lender of any default hereunder and right to cure such default on terms and conditions reasonably satisfactory to Landlord and Tenant.

                                   ARTICLE 19

                                LANDLORD'S TITLE

                 Landlord represents and warrants to the Tenant the following:

                 (i) that Landlord has the right and authority to enter into this Lease for the full term hereof, including the Renewal Term; and

                 (ii) that Landlord is the owner in fee simple of the Premises, free and clear of all liens and encumbrances whatsoever except those matters set forth in the title insurance policy issued to Landlord insuring its interest as owner of the Premises (the "Title Policy"), which Title Policy is attached hereto as Exhibit E.

                                   ARTICLE 20

                               OPTION TO PURCHASE

                 Section 20.1 Option to Purchase. Provided Tenant is not in material default under this Lease and this Lease has not been previously terminated in accordance with the terms hereof, Landlord, in consideration of the covenants and agreements contained herein and the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which are hereby acknowledged, hereby grants, sells, and conveys to Tenant, and Tenant hereby accepts from Landlord, an exclusive and irrevocable right and option to purchase (the "Option") the Premises from Landlord in the manner set forth below. The Option may be exercised by

Tenant by delivery of a written notice (the "Exercise Notice") of exercise to Landlord on or at any time after (i) the commencement of the sixth year of this Lease, (ii) upon destruction of the Premises as set forth in Article 13 of this Lease, or (iii) upon a taking of the Premises by eminent domain or condemnation as set forth in Article 12 of this Lease. Subject to the terms and conditions hereof, the closing on the purchase and sale of the Premises shall take place on a date not less than sixty (60), but not more than ninety (90) days, after receipt of the Exercise Notice by the Landlord. The Exercise Notice shall specify a date and time and place of closing in Connecticut.

                 Section 20.2 Purchase Price. In the event Tenant exercises its Option to purchase, the purchase price shall be computed by dividing the annual Basic rent then in effect as adjusted pursuant to Section 3.2 hereof, which Basic Rent shall not include any amounts of additional rent, in effect at the time of the exercise of the option by ten- and-three-quarters one hundredths (or .1075).

                 Section 20.3 Title. At the transfer of title to the Premises, Landlord shall deliver to Tenant a good and sufficient Warranty Deed (accompanied by the necessary amount of Connecticut Real Estate Conveyance Taxes payable to the Town of Wallingford and appropriate Connecticut tax payable to the State Commissioner of Revenue Services) together with appropriate forms in usual Connecticut form with respect to the Premises, transferring good, clear and marketable fee simple title to the Premises free and clear of all liens, encumbrances, restrictions, and easements, other than the permitted exceptions (the "Permitted Exceptions") set forth in Exhibit E attached hereto.

                 If Landlord shall be unable to convey good, clear and marketable title subject to Permitted Exceptions as provided in this Article 20, then Landlord upon receipt of notice of such defect from Tenant, shall have thirty (30) days in which to remedy such defects in title as are susceptible of being remedied prior to closing. If Landlord cannot remedy such defects in title in that time, Tenant shall have the election to (i) complete the purchase and accept such title as Landlord is able to convey without reduction of the purchase price (unless such defects are encumbrances or liens for an ascertainable amount, in which case such amount may be deducted from the purchase price) or (ii) to rescind the Exercise Notice, in which event, Tenant shall have no obligation to purchase the Premises pursuant to the Option. Any such recission of the Exercise Notice shall not in and of itself terminate the Option, and Tenant shall continue to have the right thereafter to exercise the Option on the terms set forth herein.

                                   ARTICLE 21

                                OPTION TO EXPAND

                 Section 21.1 Notice of Intent to Expand. At any time during the term of this Lease, Tenant may at its sole option notify Landlord of its desire to expand the Building on the Premises by any size up to an additional 50,000 square feet. Within the notice, the Tenant shall define the size, configuration and program requirements for any such addition.

                 Section 21.2 Expansion Proposal. Not later than sixty (60) days after receipt of said notice, Landlord shall prepare a Proposal wherein the terms and conditions of the modification of this Lease to accommodate the proposed expansion shall be set forth, including term of the lease and the rental rate. Said Proposal shall provide that (i) the expiration of the term of the Lease would be greater than or equal to seven years from the completion of the proposed addition, (ii) the financial condition of Tenant is at least comparable to its condition at the commencement of this Lease, (iii) the rental would be revised by an amount not less than the product of the costs incurred in connection with the construction and development of the addition times a capitalization rate generally prevailing in the market for projects of comparable size and credit quality then in effect, and (iv) other teens and conditions generally prevailing in the market for projects of comparable size and credit quality then in effect.

                 Section 21.3 Tenant Election. Not later than sixty (60) days after presentation of Landlord's Proposal, Tenant shall notify of its election to:

                 (i) accept Landlord's Proposal for construction and development of the Addition in which case Landlord and Tenant shall execute a mutually acceptable modification of this lease to incorporate the terms and conditions of Landlord's Proposal;

                 (ii) proceed with the construction and development of the Addition on its own in which case the work conducted by Tenant at Tenant's cost shall be done pursuant to the provisions of
                 Article 10 hereof

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                 and no further modification to this Lease shall be necessary;
                 or

                 (iii) cancel the notice of its desire to construct the Addition.

                                   ARTICLE 22

                                    NOTICES

                 All notices provided for herein shall be in writing and shall be determined to have been given when delivered personally or when deposited in the United States mail, certified, postage prepaid, addressed as follows:

                 If to Landlord:  Nova Associates LLC
                                  c/o The Casle Corporation
                                  200 Fisher Drive
                                  Avon, Connecticut 06001

                 If to Tenant:    Novametrix Medical Systems
                                  P.O. Box 690
                                  Wallingford, Connecticut 06492
                                  Attn: William J. Lacourciere

The parties will immediately advise each other in writing of any change of address.

                                   ARTICLE 23

                                QUIET ENJOYMENT

                 Provided that Tenant pays the rent under this Lease and performs all of Tenant's obligations and commitments under this Lease, Tenant may peaceably and quietly hold and enjoy the Premises for the full term of this Lease without interruption or disturbance from Landlord or any party claiming through Landlord.

                                   ARTICLE 24

                 TENANT'S COMPLIANCE WITH ENVIRONMENTAL LAWS

                 Section 24.1 Compliance. (a) During the term of this Lease and any modifications or extensions of this Lease, Tenant shall not cause any discharge, spillage, uncontrolled loss, release, emission, seepage or filtration (herein collectively referred to as a "Release") of any

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Hazardous Materials (as hereinafter defined) into, over or onto the Premises.
Any such Release of Hazardous Materials shall be remediated and/or removed by Tenant in accordance with procedures satisfactory to the Connecticut Department of Environmental Protection ("DEP"), and in compliance with all current and future laws, government orders, rules, directives, guidelines, standards, permits or regulations ("Environmental Laws"). No removal or remedial action shall be undertaken except after reasonable advance written notice to and approval by Landlord unless otherwise required by the DEP or other governing regulatory authority.

                 (b) Tenant shall comply with and shall cause each of its employees, agents, invitees and occupants of the Premises to comply with all applicable Environmental Laws. Tenant shall do nothing to cause or permit anything to be done on the Premises which would cause the Premises to become an "Establishment" within the meaning of Connecticut General Statutes 22a-134(3) as amended from time to time without the consent of Landlord, such consent not to be unreasonably withheld or delayed. Tenant shall immediately provide Landlord with copies of any notifications to the DEP or any other federal, state or local governmental regulatory agency submitted or required to be submitted by Tenant, or received by Tenant, respecting the Premises. Tenant shall immediately notify Landlord of the contents of any oral report Tenant is required to make or makes to the Connecticut State Police, DEP, the Connecticut Department of Health or any other federal, state or local agency with respect to any Release by Tenant of Hazardous Materials.

                 Section 24.2 Indemnification of Landlord. If any federal, state or local authority or any third-party alleges that Tenant has failed to comply with the terms of this Section or any applicable Environmental Laws, or if there was or is a Release on the Premises caused in whole or in part by Tenant, or a violation of the terms of this Section, then Tenant shall indemnify and hold Landlord, Landlord's mortgagees and Landlord's managing agents harmless against any claims, damages, judgments, penalties, fines, expenses, losses and costs, cleanup and removal costs, and direct and indirect damages arising therefrom, including reasonable attorneys' and consultants' fees, of whatever kind or nature, known or unknown, in any way suffered, incurred or paid by the Landlord. This indemnification shall survive the termination of this Lease. Tenant shall, at its expense, upon the reasonable request of Landlord, conduct such investigations, studies, sampling and testing related to Hazardous Materials that are or may be affecting the Premises to the extent resulting from Tenant's acts or activities.

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                 Section 24.3  Definition of Hazardous Materials.  As used
herein, Hazardous Materials shall mean any petroleum products, asbestos, lead, radon, radioactive isotopes or materials, polychlorinated biphenyls or any other toxic, dangerous or hazardous chemicals, biological materials, materials, substances, pollutants and wastes, or any chemical, material or substance exposure to which is now or hereafter prohibited, limited or regulated by any federal, state county, regional or local laws, rules, regulations and ordinances.

                 Section 24.4 Environmental Conditions. (a) Landlord hereby represents and warrants to, and covenants with, Tenant that to the best of Landlord's knowledge:

                 (i) there has been no Release of Hazardous Materials at, on or under the Premises as of the date of this Lease:

                 (ii) other than generation in compliance with all applicable Environmental Laws no generation, treatment, storage, recycling, transportation or disposal of any Hazardous Materials has occurred at or on the Premises;

                 (iii) no polychlorinated biphenyls, radioactive material, urea formaldehyde, lead, asbestos, asbestos, containing material or underground storage tank (active or abandoned) is or has been present at the Premises;

                 (iv) there has been no environmental investigation, study, audit, test, review or other analysis conducted in respect of the Premises of which the Landlord has knowledge.

                 (b) Landlord agrees to indemnify, defend and hold Tenant harmless from and against any and all damages, claims, losses, costs and expenses (including without limitation reasonable attorneys' fees and disbursements) caused by or asserted in connection with the presence or alleged presence of Hazardous Materials or violations of Environmental Laws in, on or about the Premises that existed as of the date of this Lease or, if caused by Landlord, its employees, or its agents.

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                                   ARTICLE 25

                                  END OF TERM

                 At the end of this Lease, Tenant will surrender the Premises in good order and condition, ordinary wear and tear and damage by fire or other casualty excepted. Tenant may remove from the Premises any trade fixtures, equipment, and movable furniture placed in the Premises by Tenant, whether or not such trade fixtures or equipment are fastened to the building. Tenant will fully repair any damage occasioned by the removal of any trade fixtures, equipment and furniture, alterations, additions, and improvements not so removed will conclusively be deemed to have been abandoned by Tenant and may be removed and stored off of the Premises by Landlord without notice to Tenant or to any other person. Tenant will pay Landlord all expenses incurred in connection with Landlord's removal of such property including, without limitation, the cost of repairing any damage to the Premises caused by removal and storage of such property. Tenant's obligation to observe and perform this covenant will survive the expiration or earlier termination of this Lease.

                                   ARTICLE 26

                            MISCELLANEOUS PROVISIONS

                 Section 26.1 Real Estate Broker. The parties represent and warrant to each other that no broker or finder other than The Excelsior Group and Calcagni Associates (collectively the "Broker") in any way involved in this transaction. Landlord shall pay all commissions due to the brokers listed in this Section 25.1. In the event of a breach of the foregoing covenant, warranty and representation, the breaching party shall indemnify and save harmless the other party and its agents against and from:

                 (a) any and all claims for a brokerage commission or commissions arising out of any alleged dealings, conversations, or negotiations had by the breaching party, or by any other person acting on behalf of the breaching party, with any broker other than the Broker, or any failure on the part of Landlord to pay such commission; and

                 (b) all costs, expenses and liabilities incurred in, or in connection with, any such claim, action or proceeding brought thereon.

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                 Section 26.2  Captions.  The captions and headings of the
Lease are for convenience only and are not to be construed as part of this Lease or in any way defining or limiting the scope or intent of the provisions thereof.

                 Section 26.3 Severability. If any term or provision of this Lease shall to any extent be held invalid or unenforceable, the remaining terms shall not be affected thereby and they will be valid and enforced to the fullest extent permitted by law.

                 Section 26.4 Successors and Assigns. This Lease shall bind and inure to the benefit of the parties and their respective heirs, legal representatives, successors, and assigns.

                 Section 26.5 Counterparts. This Lease may be executed in several counterparts, each of which shall constitute an original but all together one Lease.

                 Section 26.6 Consent or Approval. Wherever in this Lease the consent or approval of one party is required to an act of the other party such consent or approval shall not be unreasonably withheld or unduly delayed.

                 Section 26.7 Entire Agreement. This Lease together with any exhibits attached hereto contains the entire agreement between Landlord and Tenant with respect to the Premises. No agreement between Landlord and Tenant will be effective to change, modify, waive, release, discharge, terminate or effect an abandonment of this Lease unless such agreement is in writing and is signed by authorized officers or partners of Landlord and Tenant.

                 Section 26.8 Notice of Lease and Option to Purchase. Simultaneous with the execution of this Lease, the parties hereto will execute a so-called Notice of Lease and Option to Purchase in recordable form and complying with applicable law.

                 Section 26.9 Governing Law. This Lease shall be governed by the law of the State of Connecticut.

                 Section 26.10 Power to Execute. The persons signing this Lease on behalf of Landlord and Tenant certify that they have full authority to execute the same on behalf of the entity they are signing for and that this Lease has been duly authorized, executed and delivered and is binding in accordance with its terms.

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                 Section 26.11  Commercial Transaction.  TENANT ACKNOWLEDGES
THAT THIS LEASE IS A COMMERCIAL TRANSACTION AS THAT TERM IS DEFINED IN CONNECTICUT GENERAL STATUTES 52-278A. IN THE EVENT THAT LEGAL ACTION IS BROUGHT BY LANDLORD AGAINST TENANT, IN CONNECTION WITH THIS LEASE, TENANT WAIVES ANY RIGHTS TO NOTICE AND A HEARING UNDER CONNECTICUT GENERAL STATUTES 52-278G AND TENANT ACKNOWLEDGES THAT LANDLORD MAY SECURE ANY PREJUDGMENT REMEDY AGAINST TENANT WITHOUT A COURT ORDER.

                 IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals as of the date first above written.

Witnesses:                                    LANDLORD:

                                              NOVA ASSOCIATES LLC
- ----------------------

                                              By /s/ David W. Sessions
- ----------------------                           ---------------------------
                                                     David W. Sessions
                                                     Its Managing Partner


                                              TENANT:

                                              NOVAMETRIX MEDICAL SYSTEMS  INC.


                                              By /s/ William J. Lacourciere
                                                 ---------------------------
                                                     William J. Lacourciere
                                                          Its President

STATE OF CONNECTICUT      )
                          ) ss.:
COUNTY OF NEW HAVEN       )



                 The foregoing instrument was acknowledged before me this 4th day of January, 1996 by David W. Sessions, President of NOVA ASSOCIATES LLC, a Connecticut Limited Liability Company, on behalf of said Limited Liability Company.


                                            /s/  Lorraine M. Tagliatela
                                            ------------------------------------
                                            Commissioner of the Superior Court
                                            Notary Public
                                            My Commission Expires:

                                                  LORRAINE M. TAGLIATELA

                                                       NOTARY PUBLIC

                                            MY COMMISSION EXPIRES JAN. 31, 2000



STATE OF CONNECTICUT      )
                          ) ss.:
COUNTY OF NEW HAVEN       )



                 The foregoing instrument was acknowledged before me this 4th day of January, 1996 by William J. Lacourciere, President of NOVAMETRIX MEDICAL SYSTEMS INC., a Delaware corporation, on behalf of said corporation.



                                            /s/ Lorraine M. Tagliatela
                                            ------------------------------------
                                            Commissioner of the Superior Court
                                            Notary Public
                                            My Commission Expires:

                                                  LORRAINE M. TAGLIATELA

                                                       NOTARY PUBLIC

                                            MY COMMISSION EXPIRES JAN. 31, 2000

                                   EXHIBIT A

                                Land Description



Beginning at a point on the northerly line of Carpenter Lane, which is the southwesterly corner of the herein described parcel and the southeasterly corner of the land belonging to Stephen Hanisko & Adele Hanisko:

thence, running the following courses and distances:

N 03 05'40" E along the easterly line of Hanisko, 170.38 feet to a point;

N 84 26'14" W along the northerly line of Hanisko, 200.00 feet to a point;

thence, N 32 58' 32" W along the easterly line of lot #1, 324.96 feet to a point at the southeasterly corner of lot #2;

thence, N 03 03'51" E along the easterly line of lot #2, 420.00 feet to a point on the southerly line of a proposed road to be known as Skyline Drive;

thence, S 77 39'59" E along the southerly line of Skyline Drive, 238.61 feet to a point;

thence, in a general easterly, thence northerly, thence northwesterly direction along the line of a curve to the left having a radius of 60.00 feet an arc length of 151.13 feet to a point;

thence, N 48 00'54" E being bounded on the northwest by other land of Medway Associates, 147.04 feet to a point;

thence, S 77 39'59" E along the southerly line of other land of Medway Associates, 400.00 feet to a point lying on the westerly line of land of Connecticut Light & Power Company;

thence, S 13 42'20" W along the westerly line of said Connecticut Light & Power Company property, 168.22 feet to a point;

thence, S 37 04'46" E along Connecticut Light & Power land, 80.00 feet to a point at the northerly most limit of lot #4;

thence, S 10 21'34" W along the westerly line of lot #4, 699.45 feet to a point on the northerly line of Carpenter

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Lane, being the southeasterly corner of the herein described parcel;

thence, S 88 51'00" W along the northerly line of Carpenter Lane, 69.04 feet to a concrete monument;

thence, continuing along the northerly line of Carpenter Lane, S 84 21'34" W,
245.56 feet to a concrete monument;

thence, continuing along the northerly line of Carpenter Lane along the line of a curve to the right having a radius of 970.00 feet an arc length of 15.57 feet to the point of beginning.

Said parcel contains 610,818 square feet more or less and is more particularly shown on a plan entitled: RESUBDIVISION PLAN PORTION OF PROPERTY OF MEDWAY ASSOCIATES, L.P., RESEARCH PARKWAY/CARPENTER LANE, WALLINGFORD, CONNECTICUT,
DATED: JULY 18, 1995 REV'D TO 10/23/95, BY: ANGUS MCDONALD/GARY SHARPE & ASSOCIATES, INC.

                                   EXHIBIT B

                              Building Definition


                 The following plans, specifications and memorandum define the-scope of work to be performed in the project:

SITE - Plans dated October 31, 1995
L-1       Site Layout, Planting and Lighting Plan
L-2       Site Grading and Utilities Plan
L-3       Erosion and Sedimentation control Plan
L-4       Site Details
L-5       Site Details

ARCHITECTURAL - Base Building dated Nov. 15, 1995
A-1       1/16" Scale Floor Plan  Revised 12-21-95
A-2       Partial Floor Plan - Manufacturing
A-3       Partial Floor Plan - Office
A-4       Exterior Elevations
A-5       Roof Plan and Details
A-6       Wall Sections A, B, C
A-7       Wall Sections D, E, F
A-8       Wall Sections G, H
A-9       Section J/ Details
A-10      Column Details 1-25
A-11      Column Details 26-39
A-12      Miscellaneous Details
A-13      Window Elevations and Details

ARCHITECTURAL - Interior Buildout dated Nov. 15,1995

A-14      Reflected Ceiling Plan - Manufacturing
A-15      Reflected Ceiling Plan - Office
A-16      Toilet Plans and Elevations
A-17      1/4" Scale Lobby Plan and Details
A-18      Casework Elevations and Details
A-19      Door Schedule/Elevations/Details
A-20      Miscellaneous Details

STRUCTURAL - Plans dated Nov. 7, 1995

S-1       Foundation Plan - Manufacturing
S-2       Foundation Plan - Office
S-3       High Roof Framing Plan
S-4       Low Roof Framing Plan
S-5       Column Schedule and General Notes
S-6       Foundation Details
S-7       Roof Details

Memorandum dated December 26, 1995
Specifications which are part of this Exhibit B

                                                                 (KG) NOVA 06/95




OUTLINE SPECIFICATION
NOVAMETRICS
CARPENTER LANE
WALLINGFORD, CONNECTICUT


DESIGN BUILD TEAM

Architectural: Prepared and sealed by an Architect registered in the State of Connecticut.

Mechanical/Electrical: Prepared and sealed by an Engineer licensed in the State of Connecticut.

Sprinkler: Designed by a Sprinkler Engineer licensed in the State of Connecticut.

Site: Prepared and sealed by a Registered Landscape Architect and a Civil Engineer licensed in the State of Connecticut.


CODE INFORMATION

Use Group:                F-2 Low Hazard Industrial
Type Construction:        2 C (3st/40'/14400 SF)
Building Area:            SF (unlimited 504.1)
Building Height:          14'/18'
Fire Suppression:         Sprinkler System - wet


OUTLINE SPECIFICATIONS

01000     SCOPE

          Design build a 52,000 SF Office/Manufacturing facility for Novametrics, Wallingford, Connecticut on 14.0 acre parcel on the North Side of Carpenter Lane, Wallingford, Connecticut.

01200     EXCLUSIONS

          Security Alarm System
          Telephone System
          Voice and data wiring
          Air Compressor/Distribution Piping
          Warehouse Racks
          Paging System
          Communications Room Equipment
          Furniture

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                                                                 (KG) NOVA 06/95




          Modular Office Partitioning/System(s)
          Factory Air Purification
          In Rack Sprinklers/Hose Stations
          Flammable Storage Venting

02200     SITE WORK (Refer to Site Drawings)

          Clear and grub site.

          Strip and stockpile topsoil.

          Excavate/backL.ill for foundations/buildings platform; 8" lifts, 95% compaction.

          Fill, grade and pave new parking areas/roads.

          Provide Fire Service and Water Service from street main to Building.

          Provide storm water management system (absorption and/or retention) zero run off design per Town of Wallingford regulations.

          Provide trenching/backfilling for utilities.

          Rough grade site, spread topsoil, back up curbing.

          Fine grade and seed.

          Provide landscaping as per approved Landscaping Plan.

          Provide trenching and foundations for site lighting, bollards, etc.

03300     CONCRETE (Refer to Structural Drawings)

          Soil Bearing Capacity:  1.5 tons.

          Strength: 3000 PSF/28 Day Strength.

          Rebar:  Deformed grade 60, ASTM-A615.

          Note: Building's exterior walls to be designed to accept future expansion except Office South and West walls.

04200 MASONRY

          Concrete Masonry Units: ASTM C90, Grade N-1, lightweight units, 8"x16"-4, 6 or 8.

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                                                                 (KG) NOVA 06/95




          Exterior CMU: (Manufacturing East Wall) Nominal 8"x16" Grade N, 2 core units with polystyrene insulated liner equal to "Insulblock"/"Korfil".

          Face Brick: Grade SW, 60% solid, modular, 3-5/8" x 2-1/4" x 7-5/8"; allowance $400/1000.

          Joints:         Face Brick:      Weather Joint
                          CMU:             Concaved Tooled Joint

          Masonry Mortar: ASTM C 270

                 [S]              [C]
                 Exterior CMU:    Type S
                 Face Brick:      Type S - premixed colored masonry cement
                 Interior CMU:    Type N or Type S

          Joint Reinforcing: Truss type, 9 ga. galvanized, 16" O.C. all single wythe and double wythe masonry walls.

          Column/Beam Ties: 3/16" galvanized wire anchors equal to AA spaced 24" O.C. vertically, 36" O.C. horizontally.

          Seismic Reinforcing: Provide in single and double wythe masonry walls; provide #5's vertically at 4'-0" O.C. doweled into foundation wall, run full height of wall, grout rod cores shut, provide bond beam with 2 - #5's at top of all CMU walls.

          Masonry Flashings: 20 mil PVC, lap and seal joints, fill first 6" with peastone, provide full head weeps at 24" O.C.

05120 STRUCTURAL STEEL

          Strength: A36 or A50 members

          Design L.L. Loads:
                 High Roof 32 PSF
                 Low Roof 120 PSF (maximum shedding), 32 PSF (typical).

          Engineered Frames: WF columns, tube columns at office perimeter, truss joist girders, long span steel roof joists, primed metal roof deck.

          Exterior wall to be designed for expansion except Office South and West walls.

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                                                                 (KG) NOVA 06/95




05500 MISCELLANEOUS METALS

          Ramp Railing: Four (4) rail unit, welded construction, fabricated from 1-1/2" O.D. pipe, posts 6' O.C. core/grout installation; +-30 LF required.

          Lintels: Provide double angle lintels at all MO's.

          Vertical Access Ladders (2): Rails 1-1/2" O.D. steel pipe, rungs 3/4" diameter bar - non slip surface 12"0.C.

          Exterior Bollards: 8" diameter, 8'-0"L, extra strong steel pipe, steel capped. One (1) required

          Handicap Bollards: 4"x12"xl/4" steel tube, 7'-0"L, steel capped.  Six
          (6) required.

          Interior Bollards: 6" diameter, 8'-0"L extra heavy steel pipe bollards with weld on steel cap. Four (4) required.

          Angle Frames: Provide 3-1/2" x 5" x 5/16" angle frames for all roof openings larger than 12".

          Overhead Door Frames (Exterior): Fabricate frames from C12 x 20.7 channels, steel jambs to underside of roof steel, bolted connections. Masonry strap anchors 16" O.C. on jambs to 8'. Two (2) 8'W x 9'H required.

          Overhead Door Frame (Interior): Fabricate frame from C7 x 14.75 steel channels, steel jambs to underside of roof steel, bolted connections. One (1) 10'Hx 10'W required.

          Dock Leveler Frame: 2" x 2" x 1/4" angle frame with 6" anchors 12" O.C. with extension ears to door jambs. One(1) required.

06100 ROUGH CARPENTRY

          Nailers/Blocking: Construction grade Douglas Fir or Hem Fir S4S.

          Preservative Treat all nailers/blocking in connection with roofing/flashing.

          Backing for Electrical/Telephone Equipment: APA C-D PLUGGED INT, exterior glue, fire retardant treated, 3/4".

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                                                                 (KG) NOVA 06/95




          Wood Soffit Substrate: 3/4" CDX

          Aluminum Window Subsill: 3/4" CDX PT

          Exterior Wood Soffits: 1x6 T & G, square edge, random lengths, Clear Western Red Cedar, smooth face exposed, blind nailed, installed perpendicular to windows with 1/2" reveal at T/B.

06200 FINISHED CARPENTRY

          TOILET ROOM VANITIES:

          Grade: Premium
          Exposed Surface: Plastic laminate
          Construction: As detailed, slab type for drop in sinks 6" skirt W/C.O. for HC access, 12" back splash, support gussets each end.
          Requirements: Four (4).

WINDOW SILL: (Office)

          Grade: Premium
          Construction: As detailed, 13" with 1-1/2" applied nosing, eased edges, 9' L; set on mastic secure with finishing nails.
          Solid Wood: Red Oak, plain sawn, FAS.
          Plywood: 3/4" plywood, slip matched, red oak veneer face, plain sliced.
          Finish: Stain/transparent; stain in shop.
          Requirements: Provide at all exterior aluminum windows.

LOW CABINET: (Canteen)

          Grade: Premium
          Exposed Surfaces: High pressure plastic laminate.
          Interior Surfaces: White cabinet liner.
          Construction: Reveal overlay with 4"H slash back and two (2) sides.
          Hardware:
          - Hinged: Concealed self closing, Blum or Gras.
          - Drawer Slides: KV - 1620
          - Pulls: Stanley 3-1/2" wire pulls/US 26D.
          - Shelf Supports: KV 256.
          - Shelf Standards: KV 255.

          Requirement (Canteen): Low Cabinet 2-0"W x 10'L; two (2) dummy fronts/six (6) drawer/eight (8) door.

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                                                                 (KG) NOVA 06/95




COAT SHELVES: (Office)

          Grade: Custom
          Exposed Surfaces: Red Oak veneer plywood
          Construction: 1-1/2" top with 8" cleats three sides; 1-1/2" O.D. chrome clothes pole.
          Finish: Transparent/field applier.
          Requirement: Two (2) 6'L.

07200 BUILDING INSULATION

          Blanket Type: 3-1/2" and 6" F.G. batt; foil faced.

          Sound Insulation: 3-1/2" F.G. batt; unfaced. All Office common walls and Toilet Room walls.

          Foundation: 2" expanded polystyrene.

          Cavity Wall: 2" expanded polystyrene.

07410 PREFORMED METAL SIDING

          System: 2-1/2"Tx36"W T & G fabricated insulated metal panel, concealed fastened, factory sealed joint; WL=30 PSF/deflection L/180; U=0.17.

          Face Panel: 26 ga. Fluropon finish; to be one of manufacturers standard colors.

          Liner Panel: 26 ga; standard white wash coat finish.

          Insulation: Foamed in place, U=0.12.

          Gravel Stop: 18 ga., 1" high stop, 7" face dimension blind spline joints, to be furnished under this SECTION and installed by roofer.

          Drip Edge: Fabricate from 18 ga. material; standard profile.

          Outside Corners: Preformed single length units, formed from face panel material to provide same profile. No exposed fasteners!

07500 MEMBRANE ROOFING

          FM Class I/UL Class A

          Membrane: Single ply EPDM, .45 mil, mechanically fastened; 10 year manufacturers warranty to be provided.

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                                                                 (KG) NOVA 06/95





          Roof Assembly "U": Equal or less than 0.075.

          Gravel Stop: Furnished by metal siding manufacturer, to be installed under this SECTION; blind spline, joints, continuous cleat.

07800 ROOF ACCESSORIES

          Roof Hatches: Two (2) Bilco NB-20's, 2'-6"W x 3'-0"L.

07820 SKYLIGHT STRUCTURES

          Manufacturer: Naturalite/EPI or Equal.
          Type: Pyramid
          Size: 16'x16'
          Pitch: 6 on 12
          Design Loads:
                 -L.L. 40 PSF
                 -W.L. 30 PSF
                 -C.L. 250 LBS
          Allowable Deflection: NTE L/180
          Framing Material: 6063-T5, 6063-T6 or 6061-T6 extruded aluminum/ tubular profile framing finish.
          Clear anodized (AAM 10C 22 A 41).
          Glazing: Specified in SECTION 08800
          Requirement: One (1)

07900 JOINT SEALERS

          Sealant: Two part polyurethane, Tremco Dymeric or equal for exterior masonry control joints; one (1) of Manufacturers standard colors.

          Backer Rod: Flexible/non-absorptive as recommended by sealant manufacturer.

          Interior Building Caulking: Acrylic Terpolymer for vertical and horizontal use.

08100 HOLLOW METAL DOORS/FRAMES

          Doors (Manufacturing): Flush type/seamless 3'-0"x7'-0"x1-3/4"T SD1 100 Type II, Style 2; exterior insulated. 16 GA exterior/18 GA interior.

          Door Frames: 16 GA SUAW for exterior/KD for interior frames standard 2"D wrap-around units with 2" head except 4" head in CMU walls.

                                                                 (KG) NOVA 06/95




          Borrowed Lite Frames: 16 GA SUAW, standard 2"D drywall frame profile. Provide 1/2"x 5/8" metal stops. Frames to be 2'Wx6'-10"H.

08120     ALUMINUM DOORS/FRAMES - VESTIBULE

          Door: Narrow Style jambs/head; bottom rail. Equal to Kawneer Narrow Style 190 Series; size 3'-0" x 7'-0", two (2) pair and two (2) single required Architectural Style pulls, surface closures, 1-1/2" pair butts, thumb turns thresholds; cylinder B.O.

          Frames: 1-3/8" x 3-7/8" extruded aluminum, flush glazed. Equal to Kawneer NuCore with double head.

          Finish: Anodized.

08200 WOOD DOORS

          Wood Doors (Office Area): Flush type, 3'-0"x7'-0"x1 3/4"T, plain sliced, slip matched red oak veneer, SC units, stain/transparent finish.

08360 SECTIONAL OVERHEAD DOORS

          Doors: 1-5/8" thick, upward acting, insulated, high headroom, overhead units, manual operation equal to THERMA CORE; U=.09; one lite/door. Two (2) 8'Wx9'H and one (1) 10'W x 10"H required.

          Finish: Factory applied - Manufacturer's standard white enamel finish.

08520 ALUMINUM WINDOWS

          Window System: Kawneer NuCore or equal 1 3/8" x 3 7/8" x 025 sections with 3/4" x 1" applied stops to receive 1" insulating glass.
          Vertical mullions at 6'4" O.C. and to run to underside of steel girt.

          Sill Flash: 0.040" break metal.

08700 BUILDERS' HARDWARE

          Builders' Hardware: Includes all hardware for swinging doors:

                 Butts (ball bearing type)
                 Cylindrical locksets/latchsets (Sargent 10 Line)
                 Push/pull units
                 Surface closures

                                                                 (KG) NOVA 06/95




                 Weatherstripping
                 Thresholds
                 Kick plates
                 Door wall/floor bumpers
                 Strike guards
                 Thresholds
                 Acoustical seals

          Finish: US 26D interior/US 32 exterior.

          Keying: Master/individually keyed.

08800 GLASS AND GLAZING

          Window Glass: 1" insulated (1/4" - 1/2" - 1/4"), tinted grey insulated units, hermetically sealed; 10 year warranty, fabricated for butt glazing installation.

          Borrowed Lite Frame Glass: 1/4" clear plate; butt glazed with eased vertical edges.

          Skylight Glazing: +-1-4/16" tinted insulated safety glass.

09250 GYPSUM DRYWALL

          Studs: 2-1/2"/3-5/8" galvanized metal 24" O.C.; 25 GA for interior less than 10'H, 20 GA for interior studs above 10'H and for all exterior studs/bracing.

          Exterior Sheathing: 1/2"

          Gypsum Board: Regular Type, 5/8" tapered long edges for non rated walls. Type X 5/8" tapered long edges for rated walls, Type MR in toilet rooms.

          Type Fasteners: Screw applied.

          Corner Bead: Metal type bead; fabricated for concealment.

          Provide plastic "T": shaped tapeable bead with removable strip at all exposed places where gypsum board abuts dissimilar materials.

          Joint Treatment: 3 coats, ready-mixed vinyl type on all gypsum board; vertical joint treatment to be taken to concrete slab.

                                                                 (KG) NOVA 06/95




          Deck Flutes: Stuff void between metal track and deck with thermal insulation at Factory/Office fire separation wall.

09300 TILE WORK

          Toilet Room Floor Tile: 2" x 2" x 1/8" Ceramic Mosaic, thin set, colored latex grout with matching 5"H x 2" x 2" base.

09500 ACOUSTICAL CEILING (Office Areas, Clean Room, Service Lab)

          Ceiling Tiles: 2' x 4" x 5/8", lay in units.

          Suspension System: Direct hung, Intermediate Duty, exposed grid-white; tees/cross tees double web construction. Support in accordance with latest addition of SCBBC: and provide wire support at corner of each 2 x 4 fixture.

09650 RESILIENT TLE (Canteen, Clean Room, Service Lab)

          Tile: 12" x 12" x 1/8" VCT.

          Base: 4" vinyl topset cover with VCT, straight with carpet and provide at the base of gypsum board partitions in Manufacturing which sit on concrete floor.

09690 CARPETING (Office Areas).

          Carpet: Direct glue down installation; Class II/SCFSC, single pattern/color. Level loop pile; 26 oz. $15/SY allowance; allowable include installation and sales tax.

          Base: 4" straight vinyl.

09900 PAINTING

          Items to be painted:
          - Hollow Metal Doors/Frames
          - Pipe Railings
          - Interior Exposed Structural Steel/Joist/Deck in Manufacturing
          - Gypsum Drywall
          - Wood Doors
          - Exterior Wood Soffit
          - Roof Top Units
          - Access Ladders

                                                                 (KG) NOVA 06/95




          - Bollards
          - RTU's

          Hollow Metal: (Interior/exterior) Semi-Gloss Alkyd Enamel, 2 finish coats over prime; dry fog application above 20; AFF in Warehouse.

          CMU: (Exterior) Flat Acrylic Finish, 2 coats over filler coat.

          Gypsum Board: (Interior) Lusterless Latex Enamel, primer plus 1 coat.

          Wood Doors: Stain/Synthetic Transparent Finish, 2 coats, sand between coats.

          Wood Soffit: (Exterior) Transparent oil base stain, 2 coats.

10160 TOILET PARTITIONS

          Partitions: Metal, floor supported, overhead braced units/baked enamel finish; wall supported screens.

10520 FIRE EXTINGUISHERS/CABINETS

          Manufacturer: J.L. Industries or approved equal.

          Extinguishers: Dry Chemical: Cosmic 10E,Cosmic 20E.

          Cabinet: Ambassador: 1017-S21.

10800 TOILET ACCESSORIES

          Recessed/Semi-Recessed stainless units by Bobrick or approved equal.

          Toilet Tissue Holders
          Sanitary Napkin Vendor
          Paper Towel Dispenser/Waste
          Soap Dispensers
          Sanitary Napkin Waste
          Mirrors: (18"x30")HC
          Swing Away Grab Bars
          Grab Bars

                                                                 (KG) NOVA 06/95




11160 DOCK EQUIPMENT

          Dock Leveler:

          Manufacturer:           Kelly
          Model:                           M608
          Size:                   6'W x 8'L
          Operation:              Mechanical
          Capacity:               27,000 Ibs.
          Bumpers:                4" L shaped molded rubber; two (2)/dock
          Requirement:            one (1)

12690 ENTRANCE MATS

          Manufacturer: Mats Inc.

          Product: Decorib/38 oz polypropylene

15400 PLUMBING

          Fixtures:
                 - Water Closets
                 - Urinals
                 - Lavatories
                 - Canteen Sink
                 - Water Heaters
                 - Janitor's Sink

          Piping: Underground sanitary and rain leader piping - cast iron; domestic hot and cold water - copper; gas piping - steel.

          Roof Drains: Eight (8) roof mounted, four (4) high/four (4) low.

          Water Pump: Design size of pump to provide adequate water pressure to plumbing fixtures.

          Floor Drains: Four (4) floor drains in Toilet Rooms and One (1) in Mechanical Room w/primers.

          Exterior building hose bibs.  Two (2) required.

          Insulate all cold, hot water, and horizontal roof leaders.

15500 FIRE PROTECTION

          Authority Having Jurisdiction: FM (Assumed)

                                                                 (KG) NOVA 06/95




          Service: 8" cast iron from street main in Proposed Road at end of cul-de-sac.

          Design Criteria: (Verify with underwriter having authority)
             - Manufacturing: .15 GPM/SF, design area 2500 SF.
             - Office Area: .10 GPM/SF design area 1500 SF.

          Distribution:
             - Maintain Piping: Schedule 10/steel pipe - 2-1/2" and larger
               Victaulic fittings or equal.
             - Branch Piping: Schedule 40 or XL steel pipe - 2" and smaller threaded fittings.
          Heads:
             - Office Area: Chrome pendant/semi recessed, with removable escutcheons.
             - Factory: Uprights.

          Riser: To comply with design criteria of authorities having jurisdiction - OS&Y, check valve, gong, electric flow switch, Siamese connection, etc.

          FS Diesel Booster Pump: Provide duplex type designed to provide proper GPM for 2000 SF.

15600 HEATING/AIR CONDITIONING (Design Build)

          HVAC

          Office Area: Provision to heat/cool with single zone RTU's; for heating RTU's to maintain 72 degree F DB at 0 degree F DB outdoor ambient temperature; for cooling RTU's to maintain 70 degree F DB at 84 degree F DB/74 degree F WB.

          Air Lock: provide GUH.

          RTU Returns and supplies to be ducted above ATC.

          Thermostats to be digital type seven (7) day with night set back capability.

          Thermostat/RTU control wiring by HVAC contractor.

          Ductwork to be galvanized metal for branch ductwork, in manufacturing, fiberglass for branch ductwork in office and flexible fiberglass for diffuser tie ins.

          Ventilation: Provide exhaust fans for Toilet Rooms, Janitor's Closet and Conference Rooms. Conference Room

                                                                 (KG) NOVA 06/95




          Fans to be exhausted to ceiling plenum and remotely located. Remaining fans to be exhausted through roof.

16400 ELECTRICAL

          Service: Amp (1200 Amps) 277 V/480 V 4 wire, 3 phase service, provide 1200 Amp CT switch with 1200 Amp distribution panel.

          Lighting:

                 Office Area: 2 x 4/3 tube, lay in fluorescent fixtures; providing 55 FC/SF maintained at desk height; 277 V.

                 Manufacturing: 8'2 tube H.O. 277 V industrial fluorescent fixtures with reflectives.

                 Site: 25' high pole mounted single/arm 400 W HPS units; on by eye/off clock. See Site Plan for location.

                 Wall Packs: Two (2) HPS 250 W units at loading dock area, "Shoe Box" type, on by eye/off by clock.

          Switching:

                 Office: Each room individually switched.
                 Manufacturing: At panel; 50/50 grid.

          Outlets:

                 Manufacturing: Fifteen (15) duplex
                 Office Area: 12' O.C.

          Wire: All conductors to be copper.

          Fire Protection Signaling System: Provide per BOCA 1990/SBC 06/15/94 Supplement Section 1016.0.

          Emergency Lighting: as per SCBBC/CSFC, recessed type in Office Area, exposed mount in Warehouse.

          HVAC: Provide disconnects for RTU's, SUM's, etc.

          Temperature Control Wiring: By HVAC.

          Temporary Lighting: By Electrician.

          Exit Lighting: in accordance with SCBBC/CSFC.

MEMO: #015

DATE: 12-26-95/1:30 PM @ NOVAMETRIX

PROJECT: NOVAMETRIX

PRESENT:  BILL LACOURCIERE
          JOEL MAYNARD
          JOE VINCIENT
          DAVE SESSIONS
          ANDY SMITH
          JIM VON HOORN

PURPOSE: REVIEW/APPROVAL OF PROJECT COST ITEMS BETWEEN NOVAMETRIX AND BUILDING DEVELOPER.

     (a) All extra cost items as developed from the Floor Plan dated 12/21/95 and meetings between Casle and Novametrix were presented to show cost impact to Novametrix prior to signing the lease on Tuesday, January 2, 1996.

     (b) The attached exhibit with columns and its headings relating to Site and Architectural issues were described to Novametrix in the following manner:

          o Column 1 (Approx. Cost): Gave cost values to each item except for carpet which was deleted as a cost upgrade.

          o Column 2 (Financed In Lease): Cost items that are being absorbed by the Developer as part of the lease agreement with Novametrix.

          o Column 3 (Financed In Extra): Extra cost items that are approved by Novametrix. The Developer agreed to pay for the added costs shown in this column as part of the $7.75/s.f. lease price in return for Novametrix' forgiveness of its right for reduce the rent by $9,490. due to interest rate reductions.

          o Column 4 (Paid Direct by N.M.S.): Itemized list of cost items approved by Novametrix that are to be paid directly by Novametrix to Casle Corporation in cash upon the completion of the building.

          o Column 5 (Comments): General comments pertaining to the specific items as they relate to the cost.

     (c)  Items listed in the exhibit as Owner Process-Related
          Requirement and Miscellaneous. references specific specialty needs of Novametrix.

          The cost of these items are the responsibility of Novametrix. Casle is to design, price and coordinate these issues as required for approval by Novametrix for payment by Novametrix to Casle at the end of the project.

     (d) The scope of the new process related equipment and its functions as Casle currently understands is explained below:

          (i) Provide and install new exhaust fans for Foam, Wave Solder, Sensor Fume Hood and Disposable Assembly Hood. All roof top openings and frames to be provided and installed by Casle. All existing hoods that can be reused are to be relocated.

          (ii) Relocate existing Compressed Air machine. Provide new air lines. Novametrix to provide Casle with layout.

          (iii) Computer Room: Relocate existing power conditioner. Use common office HVAC requirements but with the ability to call for extra cooling if required.
                   Requires static free VCT floor.

          (iv) Disposable Room: ABS / J.M. to design room as a class 10,000 Cleanroom with HEPA filters and air tight light fixtures/ ceiling pads.

          (v) Provide new free standing fiberglass sink for Sensor Area. Requires H/C water with filter for "unwanted waste".

          (vi) Relocate existing DI water system. Provide cold water piping.

          (vii) Novametrix to provide Canteen requirements i.e., refrigerators, microwaves, and vending machines.

          (viii) Co2 Room: Requires 100% clean air (outside fresh air) Will need separate R.T.U. for this room. How many tons for approx. 400 S.F?

     (e) Miscellaneous Cost Items by Novametrix that need to be designed by ABS and priced by Casle for review by Novametrix.

             - North Entrance Canopy. Design to address weather protection.

             - Above ceiling storage in Assembly Area.

             - Typical cubical cost to include casework, plastic laminate shelves, fabric wrapped homosote board above counters, power outlets/ circuits and data/ telephone outlets.

ABS/jd
pc:       NOVA:           W. LaCourciere, J. Maynard
          CASLE:          D. Sessions, K. Leathers, J. von Hoorn

Novametrix - Extra Cost Items

- -------------------------------------------------------------------------------------------------------------
                                         Approx.      Financed     Financed      Paid Direct
               Work Item                   Cost       In Lease     In Extra         by NMS        Comments
- -------------------------------------------------------------------------------------------------------------
SITE ISSUES
   Patio                                   2,000        2,000
   Grass Pavers (West Fire Road)           8,000                      4,000           4,000
   Lawn Sprinkler                          4,000                      4,000

ARCHITECTURAL FINISHES
   Executive Toilet                        3,000                      3,000
   First Aid Toilet                        3,000                      3,000
   Partial Height Partitions              19,705                     19,705
   Drywall over Original Budget           21,928       10,964        10,964
   Borrowed Lite Frames                   15,000                     15,000                   **30 Frames
   Window Blinds                           3,000        3,000
   Wood Door Frames                        6,400        6,400                                 **32 Doors
   Exterior Sign                           2,500        2,500
   Vinyl Wall covering in traffic          9,760                      9,760
   areas
   Carpet Upgrade - Exec. Area              -                          -                      deleted
   High Bay Glass (delete)               (20,000)                   (20,000)
   Tile In Main Vestibule                    640          640
   Lockers                                 3,500                      3,500
   VCT in Assembly Area                   20,000                                     20,000
     Totals                              102,433       25,504        52,929          24,000


OWNER PROCESS-RELATED REQUIREMENT                                  *Tenant's
                                                                   allowance
                                                                   shall be
                                                                    $65,000
   Exhaust Systems
     -Shipping (Foam)
     -Wave solder
     -Sensor fume hood
   Compressed Air (Relocation & New)
   Computer Room Issues
     -Separate Air Conditioner
     -Relocate Power Conditioner
     -FM 200 (Suppression System)
   Disposable Room
     -HEPA Ceiling Fixtures
     -Light Fixtures/Ceiling Tiles
     -Disposal Area
   Sensor Sink
   Appliances for Canteen
   DI Water System (Relocation)
   Partial Height Cubicles
     -Desks, Countertops etc.
     -Electrical/Data Distribution

MISCELLANEOUS
   North Entrance Canopy
   Above-Ceiling Storage Area
   Mail Slots
- -------------------------------------------------------------------------------------------------------------



* All numbers are approximations designed to identify the magnitude of the decision.
** The counts of these items are to be reduced together with a corresponding decrease in cost.
***   All work to be performed by Developer.
      Tenant's contribution is limited to the amounts shown in Column 4. If cost to complete any work item exceeds the amount shown in Column 1, Developer shall be responsible for the payment of such excess. Work items with no budgets shall be the responsibility of the Tenant if the Tenant elects to perform the work.

===================================================================================================================================
                                  Novametrix Medical Systems                Exhibit C - Lease between Nova Associates & Novametrix
                                                                                  All References to dates are for the Week Ending
                                  Construction Schedule
- -----------------------------------------------------------------------------------------------------------------------------------
                                          Decem.                 January                      February
- -----------------------------------------------------------------------------------------------------------------------------------
            PROJECT FUNCTION             22    29      5     12     19    26     23     2     9     16    23
  DEVELOPMENT FUNCTIONS
- -----------------------------------------------------------------------------------------------------------------------------------
  Lease Execution                       X
- -----------------------------------------------------------------------------------------------------------------------------------
  Land Closing                          X
- -----------------------------------------------------------------------------------------------------------------------------------
  Construction Loan Closing                                        X      X
- -----------------------------------------------------------------------------------------------------------------------------------
  Permanent Loan Closing                                           X      X
- -----------------------------------------------------------------------------------------------------------------------------------
  DESIGN FUNCTIONS
- -----------------------------------------------------------------------------------------------------------------------------------
  Working Drawings - Arch.              X     X      X       X     X      X     X
- -----------------------------------------------------------------------------------------------------------------------------------
  Design Development - M & E            X     X      X
- -----------------------------------------------------------------------------------------------------------------------------------
  Working Drawings - M & E                                   X     X      X     X     X      X
- -----------------------------------------------------------------------------------------------------------------------------------
  Owner Approval - M & E                                                                           X
- -----------------------------------------------------------------------------------------------------------------------------------
  CONSTRUCTION FUNCTIONS
- -----------------------------------------------------------------------------------------------------------------------------------
  Building Permit                       X
- -----------------------------------------------------------------------------------------------------------------------------------
  Sitework                              X     X      X       X     X      X     X
- -----------------------------------------------------------------------------------------------------------------------------------
  Concrete Foundations                                       X     X      X     X     X      X
- -----------------------------------------------------------------------------------------------------------------------------------
  Structural Steel Delivery                                                                  X
- -----------------------------------------------------------------------------------------------------------------------------------
  Steel Erection                                                                             X     X      X
- -----------------------------------------------------------------------------------------------------------------------------------
  Shell Completion
- -----------------------------------------------------------------------------------------------------------------------------------
  Interior Improvements
- -----------------------------------------------------------------------------------------------------------------------------------
  Temporary Certif. of Occupancy
- -----------------------------------------------------------------------------------------------------------------------------------
  Substantial Completion
- -----------------------------------------------------------------------------------------------------------------------------------
  Site Improvements
- -----------------------------------------------------------------------------------------------------------------------------------
  Punch List Items
- -----------------------------------------------------------------------------------------------------------------------------------

  FINAL COMPLETION
===================================================================================================================================

===================================================================================================================================
                                  Novametrix Medical Systems                Exhibit C - Lease between Nova Associates & Novametrix
                                                                                  All References to dates are for the Week Ending
                                  Construction Schedule
- -----------------------------------------------------------------------------------------------------------------------------------
                                                    March                        April                          May
- -----------------------------------------------------------------------------------------------------------------------------------
            PROJECT FUNCTION             1      8     15    22     29   5      12    19    26     3     10    17     24      31
  DEVELOPMENT FUNCTIONS
- -----------------------------------------------------------------------------------------------------------------------------------
  Lease Execution
- -----------------------------------------------------------------------------------------------------------------------------------
  Land Closing
- -----------------------------------------------------------------------------------------------------------------------------------
  Construction Loan Closing
- -----------------------------------------------------------------------------------------------------------------------------------
  Permanent Loan Closing
- -----------------------------------------------------------------------------------------------------------------------------------
  DESIGN FUNCTIONS
- -----------------------------------------------------------------------------------------------------------------------------------
  Working Drawings - Arch.
- -----------------------------------------------------------------------------------------------------------------------------------
  Design Development - M & E
- -----------------------------------------------------------------------------------------------------------------------------------
  Working Drawings - M & E
- -----------------------------------------------------------------------------------------------------------------------------------
  Owner Approval - M & E
- -----------------------------------------------------------------------------------------------------------------------------------
  CONSTRUCTION FUNCTIONS
- -----------------------------------------------------------------------------------------------------------------------------------
  Building Permit
- -----------------------------------------------------------------------------------------------------------------------------------
  Sitework
- -----------------------------------------------------------------------------------------------------------------------------------
  Concrete Foundations
- -----------------------------------------------------------------------------------------------------------------------------------
  Structural Steel Delivery
- -----------------------------------------------------------------------------------------------------------------------------------
  Steel Erection
- -----------------------------------------------------------------------------------------------------------------------------------
  Shell Completion                      X      X     X     X      X     X      X     X     X      X     X     X      X       X
- -----------------------------------------------------------------------------------------------------------------------------------
  Interior Improvements                                                                                              X       X
- -----------------------------------------------------------------------------------------------------------------------------------
  Temporary Certif. of Occupancy
- -----------------------------------------------------------------------------------------------------------------------------------
  Substantial Completion
- -----------------------------------------------------------------------------------------------------------------------------------
  Site Improvements
- -----------------------------------------------------------------------------------------------------------------------------------
  Punch List Items
- -----------------------------------------------------------------------------------------------------------------------------------

  FINAL COMPLETION
===================================================================================================================================

===================================================================================================================================
                                Novametrix Medical Systems
                                                                          Exhibit C - Lease between Nova Associates & Novametrix
                                                                          All References to dates are for the Week Ending
                                Construction Schedule Continued
- -----------------------------------------------------------------------------------------------------------------------------------
                                                     June                            July
- -----------------------------------------------------------------------------------------------------------------------------------
            PROJECT FUNCTION              7       14      21      28      5       12     19      26
- -----------------------------------------------------------------------------------------------------------------------------------
  DEVELOPMENT FUNCTIONS
- -----------------------------------------------------------------------------------------------------------------------------------
  Lease Execution
- -----------------------------------------------------------------------------------------------------------------------------------
  Land Closing
- -----------------------------------------------------------------------------------------------------------------------------------
  Construction Loan Closing
- -----------------------------------------------------------------------------------------------------------------------------------
  Permanent Loan Closing
- -----------------------------------------------------------------------------------------------------------------------------------
  DESIGN FUNCTIONS
- -----------------------------------------------------------------------------------------------------------------------------------
  Working Drawings - Arch.
- -----------------------------------------------------------------------------------------------------------------------------------
  Design Development - M & E
- -----------------------------------------------------------------------------------------------------------------------------------
  Working Drawings - M & E
- -----------------------------------------------------------------------------------------------------------------------------------
  Owner Approval - M & E
- -----------------------------------------------------------------------------------------------------------------------------------
  CONSTRUCTION FUNCTIONS
- -----------------------------------------------------------------------------------------------------------------------------------
  Building Permit
- -----------------------------------------------------------------------------------------------------------------------------------
  Sitework
- -----------------------------------------------------------------------------------------------------------------------------------
  Concrete Foundations
- -----------------------------------------------------------------------------------------------------------------------------------
  Structural Steel Delivery
- -----------------------------------------------------------------------------------------------------------------------------------
  Steel Erection
- -----------------------------------------------------------------------------------------------------------------------------------
  Shell Completion
- -----------------------------------------------------------------------------------------------------------------------------------
  Interior Improvements                 X       X        X       X      X       X       X       X
- -----------------------------------------------------------------------------------------------------------------------------------
  Temporary Certif. of Occupancy
- -----------------------------------------------------------------------------------------------------------------------------------
  Substantial Completion
- -----------------------------------------------------------------------------------------------------------------------------------
  Site Improvements
- -----------------------------------------------------------------------------------------------------------------------------------
  Punch List Items
- -----------------------------------------------------------------------------------------------------------------------------------

  FINAL COMPLETION
===================================================================================================================================

===================================================================================================================================
                                Novametrix Medical Systems
                                                                          Exhibit C - Lease between Nova Associates & Novametrix
                                                                          All References to dates are for the Week Ending
                                Construction Schedule Continued
- -----------------------------------------------------------------------------------------------------------------------------------
                                                        August                                  September
- -----------------------------------------------------------------------------------------------------------------------------------
            PROJECT FUNCTION            2        9        16       23       30       6        13       20        27
- -----------------------------------------------------------------------------------------------------------------------------------
  DEVELOPMENT FUNCTIONS
- -----------------------------------------------------------------------------------------------------------------------------------
  Lease Execution
- -----------------------------------------------------------------------------------------------------------------------------------
  Land Closing
- -----------------------------------------------------------------------------------------------------------------------------------
  Construction Loan Closing
- -----------------------------------------------------------------------------------------------------------------------------------
  Permanent Loan Closing
- -----------------------------------------------------------------------------------------------------------------------------------
  DESIGN FUNCTIONS
- -----------------------------------------------------------------------------------------------------------------------------------
  Working Drawings - Arch.
- -----------------------------------------------------------------------------------------------------------------------------------
  Design Development - M & E
- -----------------------------------------------------------------------------------------------------------------------------------
  Working Drawings - M & E
- -----------------------------------------------------------------------------------------------------------------------------------
  Owner Approval - M & E
- -----------------------------------------------------------------------------------------------------------------------------------
  CONSTRUCTION FUNCTIONS
- -----------------------------------------------------------------------------------------------------------------------------------
  Building Permit
- -----------------------------------------------------------------------------------------------------------------------------------
  Sitework
- -----------------------------------------------------------------------------------------------------------------------------------
  Concrete Foundations
- -----------------------------------------------------------------------------------------------------------------------------------
  Structural Steel Delivery
- -----------------------------------------------------------------------------------------------------------------------------------
  Steel Erection
- -----------------------------------------------------------------------------------------------------------------------------------
  Shell Completion
- -----------------------------------------------------------------------------------------------------------------------------------
  Interior Improvements                X
- -----------------------------------------------------------------------------------------------------------------------------------
  Temporary Certif. of Occupancy       X
- -----------------------------------------------------------------------------------------------------------------------------------
  Substantial Completion               X
- -----------------------------------------------------------------------------------------------------------------------------------
  Site Improvements                    X      X         X        X        X
- -----------------------------------------------------------------------------------------------------------------------------------
  Punch List Items                                                                 X        X        X        X
- -----------------------------------------------------------------------------------------------------------------------------------

  FINAL COMPLETION                                                                                            X
===================================================================================================================================

                                  EXHIBIT D

                    DECLARATION OF RESTRICTIVE COVENANTS

                KNOW ALL MEN BY THESE PRESENTS that, MEDWAY ASSOCIATES, a Connecticut limited partnership having an office in Farmington, Connecticut, acting herein by Bill L. Richards, its General Partner, and being the owner of a certain piece of parcel of land located in Meriden and Wallingford, Connecticut, more particularly described in that deed from Research Park, Inc. and Research Center, Inc. to Medway Associates dated May 1, 1980 and recorded at Vol. 499, Pg. 152 of the Wallingford Land Records, the boundary descriptions contained therein being incorporated herein as if fully set forth, does hereby place the following covenants and restrictions against said premises which shall rule with the land and be binding upon it and shall be binding upon Medway Associates, its successors and assigns and any other person, entity or corporation claiming directly or indirectly by, through or under it, viz:

A. A right in Medway Associates, its successors and assigns to construct and use such utility, water and drainage facilities on the Premises as Medway Associates may deem necessary for the proper development and operation of Medway Business Park wherein the Premises is located, provided, however: that such facilities and the construction thereof shall not interfere with the reasonable use of the Premises by Medway Associates, its successors and assigns, that such utility, water and drainage facilities shall be located only within fifty (50) feet of the boundary lines of the subdivided parcels; that all expenses incurred in the construction and maintenance of such facilities shall be borne by Medway Associates, its successors and assigns; and that upon completion of such construction, the Premises shall be substantially restored to its state prior to such construction. Such right, upon the request of Medway Associates, its successors and assigns, which request shall not be unreasonably denied, shall be converted into an easement in form and substance usual and ordinary as is then required by the various utility companies, and municipal and state departments, agencies and commissions.

B. A restriction that the ground floor area of the building coverage on any lot subdivided from the subject premises shall not exceed twenty
        (20) percent thereof.

C. No building or buildings, site improvements; or alterations, signs or other structures shall be constructed on the Premises or any parcels subdivided therefrom nor shall any addition thereto be constructed without the prior written approval of Medway Associates, its successors and assigns or its designees of the plot plans, building plans and specifications for such building or addition. Such approval shall not be unreasonably withheld. It is the intent of Medway Associates that such building and any additions thereto including signs shall harmonize in appearance and be of substantially the same quality and workmanship as the other buildings in the Medway Business Park.

D. Park Association rules concerning the safety, cleanliness, general appearance and proper conduct of the Medway Business Park as promulgated by an Association representing at least sixty (60) percent of the occupants of the Medway Business Park or, if no such recognized Association exists then by Medway Associates, the purposes for which shall be to protect and maintain the esthetic beauty of the park and its grounds, and improvements by regulations, restrictions and other desirable means.

E. The owner of any site or lot shall at all times keep the premises, buildings, improvements, and appurtenances in a safe, clean, wholesome condition and comply in all respects with all Government, health, fire and police requirements and regulations; and the owner will remove at his or its own expense any rubbish of any character whatsoever which may accumulate on such site or lot. In the event such owner fails to comply with any or all of such specifications or requirements and does not cure such failure within ten (10) days after the receipt of notice to do so, then Medway Associates, its successors and assigns shall have the right, privilege, and license to enter upon such premises and make any and all corrections or improvements that may be necessary to meet such standards and to charge and collect from such owner the reasonable expenses incurred in doing so.

F. Outdoor storage yards shall be screened from public view and shall be placed so as to conform with the building line restriction established for each parcel or lot. Long term storage of trailers of any kind is absolutely prohibited.

G. The material of the exterior walls of all buildings shall not be changed or modified and such walls shall not be painted or repainted, except with the color quality originally applied, unless prior written approval has been obtained from Medway Associates, its successors and assigns, which approval shall not be unreasonably withheld.

H. The invalidation of any one of the restrictions herein set forth or the failure to enforce any of such restrictions at the time of its violation shall in no event affect any of the other restrictions nor be deemed a waiver of the right to enforce the same thereafter.

I. These restrictions and covenants are made for the benefit of any and all persons, corporations or other entities who may now own, or who may hereafter own, property in Medway Business Park. Such persons, corporations or other entities are specifically given the right to enforce these restrictions and covenants by injunction or other lawful procedure, and to recover damages resulting from any violation thereof.

                 This Declaration of Restrictive Covenants, which has previously been recorded in the Wallingford Land Records at Volume 507, Page 94 is being re-recorded solely for the purpose of correcting the insertion of an improper name in the acknowledgement. In all other respects, this Declaration shall remain the same.

                 IN WITNESS WHEREOF, Medway Associates has caused this Instrument to be executed this 1st day of September, 1981.

Signed, Sealed and Delivered                      MEDWAY ASSOCIATES
in the presence of:



 /s/ Judith C. Anderson                           By:  /s/ Bill L. Richards
- ----------------------------                          --------------------------
     Judith C. Anderson                                  Its General Partner


 /s/ Neal H. Jordan
- ----------------------------
     Neal H. Jordan


STATE OF CONNECTICUT   )
                       )  ss.: Farmington
COUNTY OF HARTFORD     )

                 One this the 1st day of September, 1981, before me, NEAL H. JORDAN, the undersigned officer, personally appeared BILL L. RICHARDS, who acknowledged himself to be the GEN. PARTNER of Medway Associates, and that he, as such officer, being duly authorized to do so, executed the foregoing Instrument for the purposes therein contained, by signing the name of the Partnership by himself as such officer.

                 IN WITNESS WHEREOF, I hereunto set my hand.

RECEIVED FOR RECORD SEP 3, 1980                      /s/ Neal H. Jordan
                    -----------                     -------------------------
AT 10:45 A.M. and RECORDED BY                       Commissioner of the
             TOWN CLERK                             Superior Court
- ------------

ESTATE OF                                            DATE OF CERTIFICATE
ELIZABETH RUTH DALY,                                 September 1, 1981
aka BETTE R. DALY


DATE OF BIRTH                                        PLACE WHERE LAST DWELT
     4/2/81                                                Wallingford


[x] DIED TESTATE                                     [ ] DIED INTESTATE


FIDUCIARY'S NAME AND ADDRESS

    Richard D. Stapleton
    428 Squire Hill Road, Cheshire, CT.


FIDUCIARY'S POSITION OF TRUST                        DATE OF APPOINTMENT
          Executor                                       May 11, 1981


                 This certificate is made and caused to be recorded in the Land Records of the town wherein the siad deceased the owner of real property or any interest therein, or a mortgage or lien upon real property.



                                                      /s/ Richard D. Stagaletan
                                                      -------------------------
                                                        Fiduciary's Signature

                                   EXHIBIT E

                              Permitted Exceptions


(f) Taxes to the Town of Wallingford on the List of October 1, 1994, not yet due and payable.

(g) Declaration of Restrictive Covenants by Medway Associates recorded in Volume 507, Page 94 and rerecorded in Volume 508, Page 74 of the Wallingford Land Records.

(h) Easement in favor of The Connecticut Light and Power Company from Research Park, Inc. and Research Center, Inc. dated April 18, 1980 and recorded on April 23, 1980 in Volume 498, Page 682 of the Wallingford Land Records.

(i) Drainage easements in favor of the Town of Wallingford by deed dated January 7, 1986 and recorded in Volume 564, Page 15 of the Wallingford Land Records.

(j) Effect of Paragraph 6 only of an Agreement among The Town of Wallingford, The Department of Public Works, Medway Associates and F.l.P. Corporation dated September 16, 1983 and recorded in Volume 524, Page 423 of the Wallingford Land Records.

(k) Certain limitation and agreements as set forth in a deed from Research Park, Inc. and Research Center, Inc. to The Connecticut Light and Power Company dated April 18, 1980 and recorded April 23, 1980 in Volume 498, Page 654 of the Wallingford Land Records.

Said Premises are leased together with:

1. An easement to pass and repass, for all purposes for which a highway may be used, including, but not limited to, the right to construct, maintain, repair, and replace improvements related to utilities for the benefit of the Premises upon, over and across land of Medway Associates shown as Skyline Drive on the map referenced in Exhibit A hereof which easement is referenced in the Warranty Deed from Medway Associates to Landlord dated December 28, 1995 which deed is recorded in the Wallingford Land Records.

2. A permanent drainage easement hereby granted by Medway Associates to the Landlord, its successors and assigns forever, referenced in the Warranty Deed from Medway Associates to Landlord dated December 28, 1995 which deed is recorded in the Wallingford Land Records.